UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934

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PIEDMONT NATURAL GAS COMPANY, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Notice of 2013 Annual Meeting of Shareholders

March 6, 2013

8:30 a.m. Eastern Standard Time

Piedmont Natural Gas Company, Inc., Corporate Headquarters, 4720 Piedmont Row Drive, Charlotte, North Carolina 28210

Items of Business

1)

Election of Dr. Frankie T. Jones, Sr., Ms. Vicki McElreath, Mr. Thomas E. Skains and Mr. Phillip D. Wright to Class III of the Board of Directors, each for a term of three years.

2)

Ratification of the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for fiscal year 2013.

3)

Advisory vote to approve named executive officer compensation.

Who Can Vote

You may vote if you owned shares of the Company’s common stock at the close of business on January 2, 2013.

Proxy Voting

Your vote is important.

If you own your shares directly as a registered shareholder or through the Company’s 401(k) Plan, please vote in one of these ways:

Online at www.proxyvote.com.
By mail, if you received or request a paper proxy card, by marking, signing, dating and promptly returning the proxy card in the postage-paid envelope.
By telephone, if you received or request a paper proxy card, by calling the phone number on the proxy card.
In person, by submitting a ballot at the Annual Meeting of Shareholders.

If you own your shares indirectly through a bank, broker or other nominee, you may vote in accordance with the instructions provided by your bank or broker. You may also obtain a legal proxy from your bank or broker and submit a ballot in person at the Annual Meeting of Shareholders.

Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting To Be Held on March 6, 2013:

The Company’s Notice of 2013 Annual Meeting of Shareholders, Proxy Statement on Schedule 14A, form of proxy card and 2012 Annual Report on Form 10-K are available at https://materials.proxyvote.com/720186.

January 18, 2013	By order of the Board of Directors,

Jane R. Lewis-Raymond
Senior Vice President, General Counsel, Corporate Secretary and Chief Compliance and Community Affairs Officer

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Table of Contents

SUMMARY INFORMATION	4
Items of Business that Require Your Vote	4
Cast Your Vote Right Away	4
2012 Business Highlights	5
2012 Executive Compensation Highlights	5
Governance Highlights	7
Director Nominees	8
COMMONLY ASKED QUESTIONS	9
PROPOSAL 1	ELECTION OF DIRECTORS	13
CORPORATE GOVERNANCE INFORMATION	13
Board of Directors	13
Nomination of Directors	19
Director Independence and Related Person Transactions	20
Board Leadership Structure	22
Committees of the Board	22
Compensation Committee Information	24
Oversight of the Company’s Enterprise Risk Management Program	24
Executive Sessions of Board of Directors Meetings	25
Attendance at Annual Shareholders Meeting and Board and Committee Meetings	26
Director Compensation	26
Director Stock Ownership Guidelines	27
Service on Other Boards of Directors of Publicly Held Companies	27
Resignation Policy	28
Corporate Governance Guidelines and Code of Business Conduct and Ethics	28
AUDIT COMMITTEE REPORT	29
EXECUTIVE OFFICERS	30
SECURITY OWNERSHIP OF MANAGEMENT AND CERTAIN BENEFICIAL OWNERS	31
SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE	32
PROPOSAL 2	RATIFICATION OF THE APPOINTMENT OF DELOITTE & TOUCHE LLP AS INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR FISCAL YEAR 2013	32
PROPOSAL 3	ADVISORY VOTE TO APPROVE NAMED EXECUTIVE OFFICER COMPENSATION	33
EXECUTIVE COMPENSATION	33
Compensation Discussion and Analysis	33
Executive Officer Compensation Disclosure Tables	45
COMPENSATION COMMITTEE REPORT	51
EQUITY COMPENSATION PLAN INFORMATION	51
OTHER BUSINESS	52
MISCELLANEOUS	52

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THOMAS E. SKAINS

Chairman of the Board, President and Chief Executive Officer

January 18, 2013

Dear fellow shareholder:

You are cordially invited to attend the 2013 Annual Meeting of Shareholders (the “Annual Meeting”) of Piedmont Natural Gas Company, Inc. (“Piedmont” or the “Company”) to be held beginning at 8:30 a.m. Eastern Standard Time on March 6, 2013 at the Company’s corporate headquarters, 4720 Piedmont Row Drive, Charlotte, North Carolina 28210. We will review our 2012 business operations and financial performance and respond to any questions you may have. We will also consider the items of business described in the Notice of 2013 Annual Meeting of Shareholders and in the Proxy Statement accompanying this letter. The Proxy Statement contains important information about the matters to be voted on and the process for voting, along with information about the Company, its directors and management and its governance.

We have made improvements to our shareholder documents

We improved the format of the Proxy Statement to make it easier to read and to highlight the important information you need to make an informed voting decision, including the addition of a Summary that follows this letter.

We are proud of our governance achievements and operational results

We take pride in our good governance, which supported our excellent financial results for fiscal year 2012. The Summary provides highlights and tells you where to go for more information.

Every vote is important

Voting at the Annual Meeting is an important shareholder right. We encourage you to read the proposals for the matters to be considered at the meeting and the recommendations of the Board of Directors, and cast your vote. Every vote is important. Even if you plan to attend the Annual Meeting, please promptly vote by submitting your proxy by phone, by Internet or by mail. The “Commonly Asked Questions” section of the Proxy Statement contains instructions for submitting your proxy. If you are unable to attend the Annual Meeting, you may listen live over the Internet on our website at www.piedmontng.com.

Thank you for your investment

On behalf of the Board of Directors, management and employees of Piedmont, thank you for your continued support and ownership of our Company.

Sincerely,

Thomas E. Skains

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SUMMARY INFORMATION

This summary highlights information contained elsewhere in this Proxy Statement. This summary does not contain all the information that you should consider, and you should read this entire Proxy Statement carefully before you vote. The page references in this summary will guide you to more complete information. Information regarding our fiscal year 2012 performance can be found in our 2012 Annual Report on Form 10-K.

Your Vote Matters!

It is very important that you cast your vote and play a part in the future of Piedmont. Under rules of the New York Stock Exchange, if you hold your shares through a broker, bank or other nominee, they cannot vote on your behalf on Items 1 and 3 at this year’s meeting, because they are considered “non-discretionary” matters. Thus, it is important that you cast your vote on these and all items listed below to make sure your voice is heard.

Our 2013 Annual Meeting of Shareholders is on March 6, 2013 at 8:30 a.m. Eastern Standard Time at our corporate headquarters at 4720 Piedmont Row Drive, Charlotte, North Carolina 28210.

77
Exit 5
South Blvd
Park Road
Park Rd South
Piedmont Row Dr
Fairview Rd
Barclay Downs
SouthPark Mall
Sharon Road
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Items of Business that Require Your Vote

		For more information	Board recommendation
Item 1	Election of Dr. Frankie T. Jones, Sr., Ms. Vicki McElreath, Mr. Thomas E. Skains and Mr. Phillip D. Wright to Class III of the Board of Directors, each for a term of three years.	Page 13	FOR each nominee
Item 2	Ratification of the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for fiscal year 2013.	Page 32	FOR
Item 3	Advisory vote to approve named executive officer compensation.	Page 33	FOR

Cast Your Vote Right Away

Voting is easy. Here is how:

Log on to www.proxyvote.com and follow the instructions, using the Control Number shown on the Notice of Internet Availability of Proxy Materials (or paper proxy card if you received or request one). The deadline for voting online is 11:59 p.m. Eastern Standard Time, March 5, 2013 (11:59 p.m. Eastern Standard Time, March 3, 2013, for 401(k) Plan participants).

If you received or request a proxy card, mark, sign and date the proxy card and promptly return it in the prepaid envelope so that it is received by March 5, 2013 (March 3, 2013 for 401(k) Plan participants).

If you received or request a proxy card, call the telephone number and follow the instructions shown on the proxy card, using the Control Number shown on the card. The deadline for voting by telephone is 11:59 p.m. Eastern Standard Time, March 5, 2013 (11:59 p.m. Eastern Standard Time, March 3, 2013, for 401(k) Plan participants).

Submit a ballot in person at the Annual Meeting. You may also be represented by another person at the meeting by executing a proper proxy designating that person.

If you own shares through a bank, broker or other nominee, they may provide other instructions for voting. If you own shares in different accounts or in more than one name, you may receive more than one Notice of Internet Availability of Proxy Materials (or paper proxy card or voting instruction form if you requested one), which will contain different voting instructions for each type of ownership. Please vote all your shares. See the “Commonly Asked Questions” section beginning on page 9 for more details about voting.

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2012 Business Highlights

The Compensation Committee believes the strong connection between our compensation practices and the long term financial success of the Company have helped produce another year of solid financial performance and achievement for the Company as demonstrated by the following 2012 financial highlights:

•

We generated net income of $119.8 million and diluted earnings per share of $1.66, an increase of 5.5% and 5.7%, respectively, from fiscal year 2011.

•

We generated total shareholder returns (stock price appreciation and dividends) of 54% for the three-year period ended October 31, 2012, in the 63rd percentile of our industry peer group and higher than the S&P 500 return of 45%.

•

Our Board of Directors approved a 3.4% increase in the annualized dividend, the 34th consecutive year of annual dividend increases for our Company.

We also demonstrated success in other areas of the Company, such as customer growth, progress on power generation projects, safety, financial strength and our strategic directives.

Please refer to our 2012 Annual Report on Form 10-K for more information.

2012 Executive Compensation Highlights

Piedmont’s executive compensation program establishes a strong connection between the incentive compensation opportunities for our executives under the program and the business strategies and financial success of the Company.

Strategic Directives

Expand Our Core Natural Gas and Complementary Energy-Related Businesses to Enhance Shareholder Value	Total Shareholder Return (TSR) and EPS growth are the metrics used to measure Long Term Incentive Plan (LTIP) performance.
Preserve Financial Strength and Flexibility	EPS performance carries the heaviest weight and serves as an incentive payout trigger on the Company MVP Plan. It is the only measure on the Short Term Incentive Plan (STIP).
Promote the Benefits of Natural Gas	Performance on Customer Loyalty, Community Involvement and Reputation is measured through external customer surveys. These are measures on the Company MVP Plan.
Be the Energy and Service Provider of Choice
Achieve Excellence in Customer Service Every Time
Execute Sustainable Business Practices	Employee participation in our Safety programs is measured on the Company MVP Plan.
Enhance Our Healthy, High Performance Culture	Employee participation in health screenings and risk assessments is a measure on the Company MVP Plan.

The Company MVP Plan is a balanced scorecard designed to address the interests of our shareholders, customers, employees and communities.

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In 2012, the majority of the target and realized compensation for the Company’s named executive officers was at-risk or performance based. Based on their performance under the Company’s incentive plans, for the 2012 fiscal year the named executive officers earned:

•

Base salary

•

Mission, Values, Performance (“MVP”) Plan plan awards at 125% of the target level

•

Short-Term Incentive Plan (“STIP”) awards equal to 125% of the target level, and

•

Long-Term Incentive Plan (“LTIP”) awards for the three-fiscal-year period that ended October 1, 2012 at 50% of the target level

The charts below show the target total direct compensation opportunities in fiscal year 2012 for Chairman, President and Chief Executive Officer Thomas E. Skains and the mix of total direct compensation actually earned and realized by Mr. Skains in fiscal year 2012, in each case expressed as a percentage of his total direct compensation. Performance-based compensation includes MVP, STIP and LTIP.

The charts below show, as a percentage of total direct compensation, the average mix of 2012 target and actual realized total direct compensation for the named executive officers other than Mr. Skains.

The table below summarizes the total direct compensation Mr. Skains realized in 2012. Realized compensation differs from the compensation amounts shown in the Summary Compensation Table on page 45, which includes some elements of compensation, such as the grant date value of equity awards, that may or may not be realized in the future. The realized compensation table is intended to show the value Mr. Skains actually realized from equity awards as well as his other current realized compensation.

MR. SKAINS FISCAL YEAR 2012 REALIZED COMPENSATION

Base Salary	MVP/ STIP	Equity Awards		Other	Total
		LTIP	Restricted Stock
$816,399	$677,526	$857,593	$0	$27,068	$2,378,586

The base salary and MVP/STIP amounts in the realized compensation table are the same as the amounts reported in the Summary Compensation Table on page 45. With respect to Mr. Skains’ equity awards, the table above shows the actual market value (before payment of withholding taxes) of the LTIP award Mr. Skains earned for the three-year performance period that ended on October 31, 2012. The “Other” column includes the amounts reported in the “All Other Compensation” column of the Summary Compensation Table other than matching contributions to the Company’s 401(k) plan and Company contributions to the Company’s Defined Contribution Restoration Plan, because payment of those contributions is deferred until Mr. Skains’ retirement.

The following performance graph compares our cumulative total shareholder return from October 31, 2007 through October 31, 2012, with the average performance of a benchmark peer group of publicly traded companies engaged in the natural gas distribution business (the “Peer Group”) and the Standard & Poor’s 500 Stock Index, a broad market index (the “S&P 500 Index”). The Peer Group is the same as the peer group used for the total shareholder return portion of the LTIP award earned in fiscal year 2012.

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The graph assumes that the value of an investment in Piedmont common stock and in each index was $100 at October 31, 2007 and that all dividends were reinvested. Stock price performances shown on the graph are not indicative of future price performance.

LDC Peer Group—The following companies are included: AGL Resources Inc., Atmos Energy Corporation, New Jersey Resources Corporation, NiSource Inc., Northwest Natural Gas Company, South Jersey Industries, Inc., Southwest Gas Corporation, The Laclede Group, Inc., Vectren Corporation and WGL Holdings, Inc.

	2007	2008	2009	2010	2011	2012
Piedmont	$100	$134	$99	$130	$150	$152
LDC Peer Group	100	100	97	123	142	149
S&P 500 Index	100	64	70	82	88	102

See “Executive Compensation — Compensation Discussion and Analysis” beginning on page 33 for more information.

Governance Highlights

Director Independence . The Board is a strong proponent of the importance of director independence. Accordingly, all members of the Board, other than Mr. Skains, Piedmont’s Chairman of the Board, President and Chief Executive Officer, are independent in accordance with the rules of the New York Stock Exchange, the Securities and Exchange Commission and the Company’s “Categorical Standards of Director Independence” as discussed in the “Director Independence and Related Person Transactions” section beginning on page 20.

Independent Lead Director . The Board believes in the value of an active independent lead director. Piedmont’s Independent Lead Director is Malcolm E. Everett III, who provides the Company with many years of leadership experience gained from his senior leadership roles in the banking industry as well as at not-for-profit and civic organizations. As the Company’s Independent Lead Director, Mr. Everett’s responsibilities include chairing executive sessions of the Board, consulting with the Chairman of the Board and the committee chairs on the annual calendar and agendas for all meetings of the Board and its committees, as well as on matters of corporate governance, and consulting with the President and Chief Executive Officer on business issues. Furthermore, the Independent Lead Director has the right to convene the Board at any time and has access to any information he deems necessary to fulfill the roles and responsibilities of the position. See “Board Leadership Structure” on page 22 for more information about the importance of the Independent Lead Director’s role.

Director Resignation Policy . Directors are required to tender their resignation upon receipt of more “Withhold” votes than “For” votes in an uncontested election and upon any significant change in personal or professional circumstances that would reasonably cause a re-examination of the director’s continued membership on the Board. In both cases, the Board, with recommendation from the Directors and Corporate Governance Committee, would determine whether to accept the resignation or take some other appropriate action in the best interests of the Company and its shareholders. See “Resignation Policy” on page 28 for more information about what actions the Board may take (including the factors it may consider in response to a tendered resignation) and for other information about the policy.

Director Stock Ownership . In order to align director interests with those of Piedmont shareholders, all directors are required to own Piedmont common stock with a market value of at least ten times their annual cash retainer (see “Director Stock Ownership Guidelines” on page 27). Additionally, all amounts earned by directors as fees, retainers and grants in fiscal year 2012 were invested in Piedmont common stock through cash contributions by the Company to the directors’ Dividend Reinvestment and Stock Purchase Plan accounts (see “Director Compensation” on page 26).

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Board Diversity Policy . The Board embraces a policy to champion diversity among its members so as to consider and evaluate issues affecting the Company with more effective thought leadership from different perspectives. Piedmont is proud to have been named as having one of the most diverse boards of North Carolina’s largest corporations by the Director Diversity Initiative at the University of North Carolina School of Law in 2009 (the last time the study was conducted). See the “Nomination of Directors” section beginning on page 19 for information about the diversity policy and the “Board of Directors” section beginning on page 13 to see how Piedmont’s Board reflects diversity of geography, profession, gender, ethnicity and experience.

Enterprise Risk Management. Piedmont has a robust enterprise risk management program with the purpose of maintaining a high level of awareness and control over operational, financial, environmental, compliance, reputational, strategic and other risks that could adversely affect achievement of the Company’s business objectives. Through the program, risks across the Company are identified, their likelihood and potential impact is assessed and strategies to manage them are developed and monitored. The program also encompasses crisis management and business continuity planning. See “Oversight of the Company’s Enterprise Risk Management Program” on page 24 for a detailed description of the program and the Board’s oversight role.

Classified Board and Supermajority Voting. In 2009, we proposed to our shareholders an amendment to the Company’s Articles of Incorporation eliminating the classified structure of the Board. The proposal did not receive the number of shareholder votes required to effect the amendment. Furthermore, in 2012 we proposed to our shareholders amendments to the Company’s Articles of Incorporation and Bylaws to reduce supermajority voting requirements for changing the classified structure of the Board, calling a special meeting of shareholders and other actions. Once again, the proposals did not receive the number of shareholder votes required to effect the amendments. The Board continues to consider these governance matters and other options for effecting desired corporate governance changes that are in the best interests of the Company and its shareholders.

Director Nominees

The following table provides summary information for each director nominee. Each nominee that is elected will serve a three-year term expiring at the 2016 Annual Meeting of Shareholders and until their successor is elected. See the “Corporate Governance Information” section beginning on page 13 for more information about the Board of Directors and the director nominees.

Name	Age	Director Since	Experience and Qualifications	Independent
Dr. Frankie T. Jones, Sr.	65	2007

•

Senior management experience

•

Leadership counseling experience

•

Marketing, communications strategies, business development, crisis management and corporate social responsibility expertise

•

Military service

				Yes
Ms. Vicki McElreath	63	2006	• Senior management experience • Financial and accounting expertise • Public company expertise • Community service	Yes
Mr. Thomas E. Skains	56	2002	• Senior management experience • Intimate knowledge of the Company • Natural gas industry expertise • Legal training and experience • Community service	No
Mr. Phillip D. Wright	57	2012	• Senior management experience • Natural gas, petroleum and petrochemical industry expertise • Engineering expertise	Yes

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PROXY STATEMENT for 2013 Annual Meeting of Shareholders

This Proxy Statement, the Notice of 2013 Annual Meeting of Shareholders, the form proxy card and the 2012 Annual Report on Form 10-K, which includes audited financial statements and financial statement schedules, are first being made available to shareholders on or about January 18, 2013.

COMMONLY ASKED QUESTIONS

Who is entitled to vote?

Holders of record of shares of the Company’s common stock (“Common Stock”) at the close of business on January 2, 2013, the record date established by the Company’s Board of Directors, are entitled to notice of and to vote at the Annual Meeting, either in person or by proxy. Each shareholder of record will have one vote for every share of Common Stock owned by that shareholder on the record date.

If your shares are registered directly in your name with the Company’s stock transfer agent, Wells Fargo Bank Shareowner Services, you are considered, with respect to those shares, the shareholder of record. If your shares are held in a stock brokerage account or by a bank or other nominee, you are considered the beneficial owner of those shares, which are held in “street name.” The Notice of Internet Availability of Proxy Materials (or proxy materials in paper form if you have so previously elected) has been made available to you by your broker, bank or other nominee who is considered, with respect to those shares, the shareholder of record. By voting online, by telephone or by completing the voting instruction form provided to you by your broker, bank or other nominee, you direct how to vote your shares.

What will be voted on?

•

Proposal 1: Election of Dr. Frankie T. Jones, Sr., Ms. Vicki McElreath, Mr. Thomas E. Skains and Mr. Phillip D. Wright to Class III of the Board of Directors, each for a term of three years.

•

Proposal 2: Ratification of the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for fiscal year 2013.

•

Proposal 3: Advisory vote to approve named executive officer compensation.

Voting will also take place on such other business, if any, as may properly come before the Annual Meeting or any adjournment of the Annual Meeting.

Who is soliciting my vote?

The Company’s Board of Directors is soliciting proxies to be voted at the Annual Meeting on the matters described in this Proxy Statement and such other business as may properly come before the Annual Meeting or any adjournment of the Annual Meeting.

Why did I receive a notice in the mail regarding the internet availability of proxy materials instead of a full set of proxy materials?

In accordance with rules adopted by the Securities and Exchange Commission, we may furnish proxy materials, including this Proxy Statement and our 2012 Annual Report on Form 10-K, to our shareholders by providing access to such documents on the internet instead of mailing printed copies. Most shareholders will not receive printed copies of the proxy materials unless they request them. Instead, the Notice of Internet Availability of Proxy Materials, which was mailed to most of our shareholders, will instruct you as to how you may access and review all of the proxy materials on the internet and how you may submit your vote on the internet. If you would like to receive a paper or email copy of our proxy materials, please follow the instructions for requesting such materials in the Notice of Internet Availability of Proxy Materials.

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What should I do if I received more than one Notice of Internet Availability of Proxy Materials (or paper proxy card and voting instruction form, if you requested one)?

There are circumstances under which you may receive more than one Notice of Internet Availability of Proxy Materials. For example, if you hold your shares in more than one brokerage account, you may receive a separate voting instruction card for each such brokerage account. In addition, if you are a shareholder of record and your shares are registered in more than one name, you will receive more than one Notice of Internet Availability of Proxy Materials. Please vote in accordance with the instructions of each Notice of Internet Availability of Proxy Materials separately, since each one represents different shares that you own. Please vote all of your shares.

How do I vote?

If you are a registered shareholder or own your shares through the Company’s 401(k) Plan, you can vote using any one of the following methods:

•

Online: Log on to www.proxyvote.com and follow the instructions, using the Control Number shown on the Notice of Internet Availability of Proxy Materials (or paper proxy card if you received or request one). The deadline for voting online is 11:59 p.m. Eastern Standard Time, March 5, 2013 (11:59 p.m. Eastern Standard Time, March 3, 2013, for 401(k) Plan participants).

•

By mail: If you received or request a proxy card, mark, sign and date the proxy card and promptly return it in the prepaid envelope so that it is received by March 5, 2013 (March 3, 2013 for 401(k) Plan participants).

•

By telephone: If you received or request a proxy card, call the telephone number and follow the instructions shown on the proxy card, using the Control Number shown on the proxy card. The deadline for voting by telephone is 11:59 p.m. Eastern Standard Time, March 5, 2013 (11:59 p.m. Eastern Standard Time, March 3, 2013, for 401(k) Plan participants).

•

In person at the Annual Meeting: Submit a ballot at the Annual Meeting. You may also be represented by another person at the meeting by executing a proper proxy designating that person.

If you own your shares through a bank, broker or other nominee, you may vote in accordance with the instructions provided by your bank, broker or nominee, which may include the following:

•

Online: Log on to www.proxyvote.com and follow the instructions, using the Control Number shown on the Notice of Internet Availability of Proxy Materials (or voting instruction form if you received or request one). The deadline for voting online is 11:59 p.m. Eastern Standard Time, March 5, 2013.

•

By mail: If you received or request a voting instruction form, mark, sign and date the voting instruction form and promptly return it in the prepaid envelope so that it is received by March 5, 2013.

•

By telephone: If you received or request a voting instruction form, call the telephone number and follow the instructions shown on the voting instruction form, using the Control Number shown on the voting instruction form. The deadline for voting by telephone is 11:59 p.m. Eastern Standard Time, March 5, 2013.

•

In person at the Annual Meeting: Obtain a legal proxy from your broker, bank or other nominee indicating that you were the owner of the shares on the record date and present it to the inspectors of election with your ballot.

When you vote online or by phone or properly submit your proxy card or voting instruction form, proxies will be voted in accordance with the voting instructions provided to the Company. If no instructions are provided, proxies will be voted as indicated below under “What if I submit my proxy but don’t provide voting instructions?”

You can vote your shares for all, for some (by withholding authority to vote for any individual nominee) or none of the director nominees. You can also vote for, against or abstain from voting for the ratification of the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for fiscal year 2013. Finally, you can also vote for, against or abstain from voting for the approval of the Company’s named executive officer compensation.

What happens if I do not vote?

If you are a shareholder of record or hold your shares through the Company’s 401(k) Plan, then your shares will not be voted or counted towards a quorum if you do not submit a vote (whether online, by telephone or by mail) or vote in person at the Annual Meeting.

If you hold your shares through a bank, broker or other nominee (called “street name”) and do not provide voting instructions by voting online, by phone or by submitting a paper voting instruction form, then the nominee will not be able to vote your shares on your behalf for Proposals 1 or 3, which are considered “non-discretionary,” and may choose not to vote your shares for Proposal 2, for which it has discretion to vote in accordance with its best judgment under the rules of the New York Stock Exchange.

How many votes are needed to adopt the proposals?

For Proposal 1 (the election of directors), the four nominees for Class IIl receiving the highest number of affirmative votes cast will be elected. Proposal 2 (ratification of the appointment of Deloitte & Touche LLP) requires the affirmative vote of a majority of the votes cast on that proposal. The result of the vote on Proposal 3 (advisory vote to approve named executive officer compensation) is non-binding and the Board of Directors will consider the outcome of the vote when making future executive compensation decisions. Other matters that may properly come before the Annual Meeting may require more than a majority vote under the Company’s Amended and Restated Bylaws, its Restated Articles of Incorporation, the laws of the State of North Carolina or other applicable laws or regulations. Abstentions will not be counted as votes cast with respect to any of the Company’s proposals. Broker non-votes (when beneficial owners do not provide specific voting instructions and either nominees have no discretionary power to vote or choose not to vote the uninstructed shares on a matter over which they have discretionary power to vote) will not be counted as votes cast.

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How do I vote shares held in the Company’s 401(k) Plan?

Under the Company’s 401(k) Plan, the plan trustee will vote your plan shares in accordance with the directions you indicate by voting online or by telephone or on the proxy card. Please see “How do I vote?” above for further information on these voting methods.

How can I revoke my proxy?

You can revoke your proxy by sending written notice of revocation of your proxy to the Corporate Secretary at 4720 Piedmont Row Drive, Charlotte North Carolina 28210 so that it is received prior to the close of business on March 5, 2013 (March 3, 2013 for 401(k) Plan participants).

Can I change my vote?

You can change your vote by:

•

Submitting a later dated vote by using the online or telephone voting procedure described above under “How do I vote?” prior to 11:59 p.m. Eastern Standard Time, March 5, 2013 (March 3, 2013 for 401(k) Plan participants);

•

Marking, signing, dating and returning a new proxy card with a later date to the Corporate Secretary at 4720 Piedmont Row Drive, Charlotte North Carolina 28210, or a new voting instruction form with a later date to the address noted on that form, so that it is received prior to the close of business on March 5, 2013 (March 3, 2013 for 401(k) Plan participants); or

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Attending the Annual Meeting and voting in person. If you own your shares through a broker, bank or other nominee, you must obtain a legal proxy as described in “How do I vote?” above and deliver it to the Corporate Secretary at the Annual Meeting.

What if I submit my proxy but don’t provide voting instructions?

If you are a record holder and your proxy is properly submitted (whether online, by telephone or by mail) and not revoked, but you do not give voting instructions for a proposal, the proxy will be voted in accordance with the recommendations of the Board of Directors for that proposal, which is “FOR” all nominees in Proposal 1 and “FOR” Proposals 2 and 3.

If you hold your shares in street name and properly submit a proxy (whether online, by telephone or by mail) with no voting instructions on Proposal 2, your broker, bank or other nominee may vote your shares on that proposal in accordance with its best judgment because this matter is considered “discretionary” under the applicable rules, but may not vote your shares on Proposals 1 and 3 if you do not provide voting instructions for those proposals.

If you are a record or beneficial owner, should other matters properly come before the Annual Meeting that are “discretionary”, the proxy holders named in the proxy card will vote the proxies on such matters in accordance with their best judgment.

If you hold your shares through the Company’s 401(k) Plan and your proxy is properly submitted (whether online, by telephone or by mail) and not revoked, but you do not provide voting instructions to the plan trustee, then your shares will not be voted on the matters for which instructions were not given.

How many shares must be present to conduct the Annual Meeting?

As of the record date, 72,486,992 shares of Common Stock were issued and outstanding and entitled to vote at the Annual Meeting. Each share of Common Stock is entitled to one vote. A majority of those shares, present or represented by proxy, constitutes a quorum for the purposes of conducting the Annual Meeting and voting on proposals at the Annual Meeting. If you vote online or by telephone or submit a properly executed proxy card or voting instruction form, then your shares will be considered part of the quorum. Abstentions and broker non-votes, if any, will be counted for purposes of determining whether a quorum is present at the Annual Meeting.

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Who can attend the Annual Meeting?

All shareholders as of the record date, or their duly authorized proxies, can attend the Annual Meeting.

Who pays the costs of proxy solicitation?

We have hired Alliance Advisors, LLC to assist us with the distribution of our proxy materials and to solicit proxies. Alliance Advisors, LLC’s fee for these services is $7,000, plus out-of-pocket expenses. Directors, officers and employees of the Company may solicit proxies and will not be entitled to any additional compensation for any such solicitation. The Company will bear the full cost of the solicitation and will reimburse brokerage firms and other custodians, nominees and fiduciaries for their reasonable out-of-pocket expenses for forwarding proxy and solicitation material to beneficial owners.

Can multiple shareholders sharing my address receive just one copy of the Notice of Internet Availability of Proxy Materials or other proxy materials in paper format?

The Company has adopted a process for mailing the Notice of Internet Availability of Proxy Materials (and other proxy materials for those shareholders that previously requested them) called “householding.” Householding means that shareholders who share the same address and agree to householding will receive only one copy of the Notice of Internet Availability of Proxy Materials (or other proxy materials, as applicable), unless we receive instructions to the contrary from any shareholder at that address.

If you are a shareholder of record who shares the same address as another shareholder of record, you can agree to householding by:

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Indicating that you consent to householding on your proxy card, if you received one; or

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Writing to or calling our transfer agent, Wells Fargo Bank Shareowner Services, 110 Centre Pointe Curve, Suite 101, Mendota Heights, MN 55120-4100 or 1-877-724-6451.

Householding reduces the Company’s printing costs and postage fees, and we encourage you to participate. If you wish to discontinue householding or receive a separate copy of the Notice of Internet Availability of Proxy Materials (or other proxy materials, as applicable) for this year and in the future, you may so notify us, via the transfer agent at the telephone number or address above, and we will promptly comply with your request.

If you own your shares through a broker, bank or other nominee, you may request householding or request separate copies of the Notice of Internet Availability of Proxy Materials (or other proxy materials, as applicable) by notifying your broker, bank or nominee.

When are shareholder proposals due for the 2014 annual meeting of shareholders?

Under our Amended and Restated Bylaws, shareholders must follow certain procedures in order to nominate persons for election as directors or to introduce an item of business at an annual meeting of shareholders. Under these procedures, nominations for director or an item of business to be introduced at the 2014 annual meeting of shareholders:

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Must be submitted in writing to the Corporate Secretary at 4720 Piedmont Row Drive, Charlotte North Carolina 28210; and

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Must be received no earlier than October 7, 2013 (which is 150 days before the anniversary of the date of this year’s Annual Meeting) and no later than November 6, 2013 (which is 120 days before the anniversary of the date of this year’s Annual Meeting).

The chairman of the 2013 annual meeting may refuse to allow the transaction of any business, or to acknowledge the nomination of any person, not made in compliance with the foregoing procedures.

In addition to the procedures described in the previous paragraph, in order for a shareholder proposal to be considered for inclusion in next year’s proxy statement and proxy card, it must be provided in the manner set forth in Rule 14a-8 of the Securities and Exchange Commission no later than September 20, 2013.

How can I contact a member of the Board of Directors?

Any shareholder or interested party can contact the Board of Directors, any member of the Board of Directors, including the Independent Lead Director, or the non-management or independent directors as a group by writing to the Board of Directors, the non-management or independent directors as a group or any individual director in care of the Company at 4720 Piedmont Row Drive, Charlotte North Carolina 28210, or by sending a written communication to the Corporate Secretary at that address. Any communication addressed to an individual director at that address will be delivered or forwarded to the addressee as soon as practicable. Communications addressed to the Board of Directors or to an unspecified director will be forwarded to the Chairman of the Board, and communications addressed to the non-management or independent directors as a group will be forwarded to the Independent Lead Director.

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PROPOSAL 1    ELECTION OF DIRECTORS

The Board of Directors recommends a vote FOR each nominee.

The Amended and Restated Bylaws of the Company provide that the Board of Directors shall consist of such number of directors as shall be fixed from time to time by resolution of the Board, but shall not be less than nine. The number of directors is currently fixed at 12. The Restated Articles of Incorporation divide the Board into three classes, designated Class I, Class II and Class III, with one class standing for election each year for a three-year term. The Restated Articles of Incorporation provide that each class shall consist as nearly as possible of one-third of the total number of directors constituting the entire Board.

The Board of Directors has nominated Dr. Frankie T. Jones, Sr., Ms. Vicki McElreath, Mr. Thomas E. Skains and Mr. Phillip D. Wright, whose terms expire at the 2013 Annual Meeting, to stand for re-election as Class III directors. The Board has determined that, with the exception of Mr. Skains, each of these directors is an independent member of the Board. (Information about director Independence is set forth below in “Corporate Governance Information — Director Independence and Related Person Transactions.”) The terms of the Class III directors elected at the Annual Meeting will expire in 2016. (Information as to the four nominees for re-election as Class III directors is set forth below in “Corporate Governance Information — Board of Directors.”)

The Board does not know of any nominee who will be unable or unwilling to serve, but in such event the proxies will be voted under discretionary authority for a substitute designated by the Board, or the Board may take appropriate action for a lesser number of directors.

CORPORATE GOVERNANCE INFORMATION

Board of Directors

Certain biographical information about the current members of the Board is set out below. Also described below are the particular experiences, qualifications, attributes or skills that led the Board to conclude that the current members of the Board, including nominees for election to the Board at the Annual Meeting, are qualified to serve as Board members. See “Nomination of Directors” below for more information about the factors considered in identifying candidates for Board membership and for the Company’s policy with respect to Board diversity.

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Nominees for Class III Directors Continuing in Office Until 2016

 Dr. Frankie T. Jones, Sr.

Director since 2007

Age 65

Dr. Jones has served as President and Chief Executive Officer of Phoenix One Enterprises, Inc., a management consulting firm, since January 2010. From January 1997 until December 2009, Dr. Jones was President and Chief Operating Officer of B&C Associates, Inc., an international public relations, research, marketing and crisis management services firm headquartered in High Point, North Carolina. Dr. Jones holds a bachelor’s degree, two master’s degrees and a Ph.D. degree. His studies were completed at North Carolina A&T University, Wayne State University, Duke University, Shaw University and Virginia University of Lynchburg. He is currently enrolled at Oxford Graduate School pursuing a Ph.D. degree in philosophy and leadership. Dr. Jones is a retired United States Air Force senior officer with 20 years of service. Dr. Jones was awarded the National NAACP “Roy Wilkins Meritorious Service Award” in 1990.

Qualifications, Experience, Key Attributes and Skills

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Leadership . Dr. Jones has proven leadership experience, not only in his roles in senior executive positions at both B&C Associates, Inc. and Phoenix One Enterprises, Inc., but also in his ability to counsel members of management at top companies across a broad range of industries on effective leadership.

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Expertise . In addition to his proven leadership ability and management skills, Dr. Jones also has vast experience working in marketing, communications strategies, business development, crisis management and corporate social responsibility.

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Unique Perspective . Dr. Jones’ merit to Piedmont is demonstrated by his years of service as a senior officer in the United States Air Force, his desire to continue his education in philosophy and leadership at Oxford and his receipt of the National NAACP Roy Wilkins Meritorious Service Award, which is given to U.S. military members who distinguish themselves by contributing to military equal opportunity policies and programs.

 Ms. Vicki McElreath

Director since 2006

Age 63

Ms. McElreath served as the Managing Partner of PricewaterhouseCoopers LLP (PwC) in the Carolinas from 1999 until her retirement in June 2006. She joined Price Waterhouse, one of the predecessor firms of PwC, in 1979 and was admiteted to the partnership in 1990. Ms. McElreath is a Certified Public Accountant (inactive) and holds a bachelor’s degree in business administration from Georgia State University with a major in accounting. She has been a director of RBC Bank (Georgia), a subsidiary of The Royal Bank of Canada, since March 2012, and serves as Chair of its Audit and Risk Committees. She previously served as a director of RBC Bank, a former subsidiary of The Royal Bank of Canada, where she chaired its Audit Committee and served on its Trust and Compliance Committees.

Qualifications, Experience, Key Attributes and Skills

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Leadership . Ms. McElreath brings to the Piedmont Board her wealth of leadership and operational experience as a partner at PwC for 16 years and Managing Partner in the Carolinas for seven years, and as a director of regulated for-profit entities in North Carolina and Georgia.

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Expertise . While a Certified Public Accountant and auditor with a major international accounting firm for more than 25 years, Ms. McElreath gained experience dealing with complex accounting principles and judgments, internal controls, financial reporting rules and regulations and evaluating the financial results and financial reporting processes of large public companies such as Piedmont. This experience makes Ms. McElreath well qualified to chair Piedmont’s Audit Committee, on which she serves as one of the Committee’s two designated Audit Committee Financial Experts.

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Unique Perspective . Ms. McElreath’s service on the boards of various private entities and not-for-profit organizations in Georgia provides local perspective to the Company’s business venture in the Georgia market.

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 Mr. Thomas E. Skains

Director since: 2002

Age: 56

Mr. Skains has served as Chairman of the Board since December 2003, as Chief Executive Officer since February 2003 and as President since February 2002. Previously, he served as Chief Operating Officer of Piedmont from February 2002 to February 2003. From 1995 to 2002, he served as Senior Vice President—Marketing and Supply Services and directed Piedmont’s commercial natural gas activities. Before joining Piedmont, Mr. Skains held positions of increasing responsibility with Transcontinental Gas Pipe Line Corporation. He joined Transco in 1981 as an attorney and served as corporate and senior attorney before being named Vice President in 1986 and Senior Vice President—Transportation and Customer Services in 1989. He holds a bachelor’s degree in business administration from Sam Houston State University and a J.D. degree from the University of Houston Law School. Mr. Skains currently serves as a director of BB&T Corporation (since 2009; serves on the Executive and Risk Management Committee and previously chaired its Nominating and Corporate Governance Committee). He also currently serves on the Board of Trustees of Johnson and Wales University (since 2009) and on the boards of the American Gas Association (serving as Chairman in 2009), the Southern Gas Association (serving as Chairman in 2006), the American Gas Foundation (a not-for-profit energy research group), the Gas Technology Institute (a not-for-profit research, development and training organization) and Charlotte Collegiate Football (Vice Chairman). Mr. Skains is also the 2nd Vice Chair of the Charlotte Chamber of Commerce.

Qualifications, Experience, Key Attributes and Skills

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Leadership . As Chairman, President and Chief Executive Officer of the Company for the past nine years, Mr. Skains has developed strong executive leadership and strategic management skills. Mr. Skains has been actively involved throughout his career in leadership positions with a number of industry and community-based organizations, further providing him with a valuable perspective of the complexities, challenges and opportunities facing the natural gas industry and of the communities the Company serves.

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Expertise . Mr. Skains brings to the Board extensive knowledge of all aspects of the Company’s business and the natural gas industry gained from his 17-year tenure at Piedmont and over 32 years of experience in the industry.

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Unique Perspective . Mr. Skains is able to use his legal training and experience as a corporate energy attorney to provide insight on legal and regulatory compliance matters and contribute to corporate governance matters.

 Mr. Phillip D. Wright

Director since: 2012

Age 57

From January 2011 until his retirement in April 2012, Mr. Wright served as Senior Vice President of Corporate Development for the Williams Companies, one of the largest energy infrastructure providers in North America. He served as President of Williams’ Gas Pipeline business from January 2005 to January 2011, Chief Operating Officer of Williams Pipeline Partners L.P. from January 2008 to January 2011 and Senior Vice President and Chief Restructuring Officer of Williams from September 2002 to January 2005. Mr. Wright earned his bachelor’s degree in civil engineering from Oklahoma State University in 1977. Mr. Wright has been a director of Aegion Inc., a global infrastructure protection and rehabilitation company, since 2011 where he serves on its Strategic Planning, Finance and Compensation Committees. Mr. Wright served as chairman of the Interstate Natural Gas Association of America in 2008 and has served on the boards of the Association of Oil Pipelines and Southern Gas Association.

Qualifications, Experience, Key Attributes and Skills

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Leadership . Mr. Wright has held senior leadership positions for over 25 years and as a result brings to the Board well-honed strategic management, operational and interpersonal skills. His experience leading international concerns as well as master limited partnerships provides the Board with a valuable perspective on organizational structures.

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Expertise . Mr. Wright has been involved in the natural gas, petroleum and petrochemical industry for 36 years. He brings to the Board invaluable experience and expertise in the strategic, operating and financial aspects of a wide range of natural gas operations, both regulated and unregulated, such as interstate pipelines, exploration and production, natural gas gathering and processing, natural gas liquids transportation, storage and fractionation, energy commodity and derivatives trading.

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Unique Perspective . As an engineer, Mr. Wright provides the Board with insight into and understanding of the technical aspects of Piedmont’s business.

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Class II Directors Continuing in Office Until 2015

 Dr. E. James Burton

Director since: 2006

Age: 66

Dr. Burton has served as the Dean of the Jennings A. Jones College of Business at Middle Tennessee State University (MTSU) in Murfreesboro, Tennessee since 1999 and as Professor of Accounting at MTSU since 1990. Prior to his appointment as Dean, he served as Associate Dean for External Relations at MTSU from 1993 to 1997. Dr. Burton holds a bachelor’s degree in economics from MacMurray College, an MBA in management from Murray State University and a Ph.D. in accounting from the University of Illinois. He is a Certified Public Accountant (now inactive) and a Certified Fraud Examiner (now inactive). Dr. Burton currently serves on the boards of several not-for-profit entities. He has written numerous articles for academic, professional and trade journals and has authored or co-authored several books in the areas of planning, accounting and finance. Dr. Burton has also actively participated in the formation of several businesses over the course of his career.

Qualifications, Experience, Key Attributes and Skills

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Leadership . Dr. Burton brings to the Board his extensive general and financial management and leadership experience gained as the dean of a major business school for the past 13 years.

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Expertise . As a Certified Public Accountant (inactive) for more than 25 years and as a Certified Fraud Examiner (inactive) for more than 15 years, Dr. Burton has developed strong accounting and financial management skills important to the oversight of the Company’s financial reporting and enterprise risk management program. This expertise enables him to qualify as one of the Audit Committee’s two designated Audit Committee Financial Experts.

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Unique Perspective . Dr. Burton’s involvement in business development and his service on the boards of several not-for-profit entities in the Middle Tennessee region, where the Company has significant business operations, is an asset to the Company’s business and its philanthropic and charitable activities in the community.

 Mr. John W. Harris

Director since: 1997

Age: 65

Mr. Harris has served as President and Chief Executive Officer of Lincoln Harris, LLC (formerly The Harris Group), a real estate services firm based in Charlotte, North Carolina, since January 1999, and prior to 1999 served as its President. Prior to that, Mr. Harris was President of The Bissell Companies, Inc., a commercial real estate and investment management company, from 1970 to 1992. Mr. Harris received his bachelor of arts degree from the University of North Carolina at Chapel Hill and completed a program in real estate and urban development at American University. Mr. Harris is also a director of Dominion Resources, Inc., an electric and gas utility company, chairing its Finance and Risk Oversight Committee and also serving on its Compensation, Governance and Nominating Committee. He previously served as a director of Mapeley Limited, a commercial real estate management and outsourcing company located in the United Kingdom, and several large domestic public companies. He serves as Chairman of the Board of Charlotte Collegiate Football.

Qualifications, Experience, Key Attributes and Skills

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Leadership . Mr. Harris brings to the Board strong business leadership and management skills gained through his current and past service as Chief Executive Officer and equivalent positions.

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Expertise . Mr. Harris has extensive experience with complex real estate development and investment management activities. With his background in the real estate industry, Mr. Harris is able to provide the Board with insight on issues crucial to the Company’s business, including zoning laws and regulations, real estate development patterns and the dynamics of energy use by consumers, both residential and commercial. In addition, as a current director of Dominion Resources, Inc., he brings to the Board valuable knowledge of the broader energy industry, markets and regulatory developments.

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Unique Perspective . Mr. Harris has a long history of civic service, including as Mayoral Appointee on the Airport Advisory Committee, as past Chairman of the Charlotte Regional Partnership, University of North Carolina-Chapel Hill Board of Trustees, NCAA Final Four Charlotte Organizing Committee, Charlotte Chamber of Commerce and Charlotte Sports Commission, as past director of the Charlotte-Mecklenburg Hospital Authority and as a former member of the North Carolina Department of Transportation. His involvement in the development of the Charlotte region provides the Board with valuable insights and connections.

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 Mr. Aubrey B. Harwell, Jr.

Director since: 2002

Age: 70

Mr. Harwell has served as Managing Partner and Chief Executive Officer of Neal & Harwell, PLC, a law firm located in Nashville, Tennessee, since co-founding the firm in 1971. He has been the Chairholder of the Jennings A. Jones Chair of Excellence in Free Enterprise in the College of Business at Middle Tennessee State University since 2002. Mr. Harwell has also taught at the Vanderbilt University School of Law and Belmont University. He holds a bachelor’s degree and a J.D. degree from Vanderbilt University. He has authored or co-authored several legal publications and is a frequent speaker at seminars and symposiums throughout the United States. He also serves on the boards of Ingram Industries, a distributor of physical and digital books and other content and the largest inland barge company in the United States, and FCA Venture Capital Partners I-V, private venture capital funds.

Qualifications, Experience, Key Attributes and Skills

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Leadership . In his more than 40 years of experience serving as managing partner of a law firm, Mr. Harwell has developed significant strategic planning, business development and operations management skills.

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Expertise . Mr. Harwell’s experience as a commercial litigator, including representing large private and Fortune 500 companies, provides him with a deep understanding of business litigation and risk assessment and management, and he is a recognized expert on corporate governance matters. His service on for-profit boards gives him exposure to and practical experience with issues facing for-profit companies. Mr. Harwell’s legal training and experience is also valuable to the Company because it operates in a highly regulated industry.

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Unique Perspective . Mr. Harwell’s involvement on the boards of numerous not-for-profit entities, both national (he is on the board of the Boy Scouts of America and serves as National Treasurer) and especially in the Middle Tennessee region, where the Company has significant business operations, is an asset to the Company’s business and its philanthropic and charitable activities in the community.

 Dr. David E. Shi

Director since: 2003

Age: 61

Dr. Shi is President Emeritus of Furman University in Greenville, South Carolina, having served as its President from 1994 until June 2010. He joined the Furman administration in 1993 as Vice President for Academic Affairs and Dean of the Faculty. Prior to that, Dr. Shi taught for 17 years at Davidson College, where he was History Department Chairman and the Frontis W. Johnston Professor of History. Dr. Shi is currently a director of Trusted Farms, a not-for-profit organization founded to help small farms in South Carolina become more sustainable. During 2011 and 2012, Dr. Shi was a Fellow at the Winter Park Institute in Winter Park, Florida, and from January to May 2011 he was a Senior Fellow at the National Humanities Center in Research Triangle Park, North Carolina. He previously served on the board of Second Nature, a Boston based non-profit organization that promotes energy efficiency within the higher education sector. Dr. Shi holds a bachelor’s degree in political science from Furman University and master’s and Ph.D. degrees in history from the University of Virginia. A noted historian, Dr. Shi is the author and co-author of numerous books on American history and culture, and he has twice been nominated for the Pulitzer Prize. He is also a frequent guest columnist for various regional and national newspapers.

Qualifications, Experience, Key Attributes and Skills

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Leadership . As the president of a major educational institution for 16 years, Dr. Shi gained significant general management and leadership skills. Dr. Shi has been widely recognized for his leadership abilities as a college president. In 2006, he chaired the board of directors for the National Association of Independent Colleges and Universities. In 2003, he received a Presidential Leadership Award from the Andrew W. Mellon Foundation, and in 1998, he was honored as a recipient of a Presidential Leadership Grant from the John S. and James L. Knight Foundation in recognition of dynamic and creative leadership at liberal arts colleges.

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Expertise . In addition to his leadership and management experience, Dr. Shi brings to the Board his expertise in the areas of energy conservation and sustainability, which is important to Piedmont’s business as an energy services company and its philanthropic and charitable activities in the community.

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Unique Perspective . Dr. Shi is also a prominent civic leader in the upstate South Carolina region, which provides the Board with insights into one of the Company’s significant geographic regions. For example, in 2004 Dr. Shi was named Business Leader of the Year in Greenville, South Carolina. In addition, in 2010 the Trustees of Furman University named the David E. Shi Center for Sustainability in his honor.

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Class I Directors Continuing in Office Until 2014

 Mr. Malcolm E. Everett III

Director since: 2002

Age: 66

Mr. Everett served as Senior Executive Vice President, Director of Corporate and Community Affairs of Wachovia Corporation, a financial services company, from September 2001 until his retirement in 2004. Mr. Everett began his banking career with the Trust Company of Georgia (now SunTrust) in 1969. He joined First Union National Bank of North Carolina in 1978 and worked in a wide variety of roles at all levels of the company. Mr. Everett also taught at the Southwestern Graduate School of Banking in Dallas, Texas, and The National Graduate Trust School in Evanston, Illinois. Mr. Everett served as Interim President of the United Way of Central Carolinas from September 2008 to June 2009. He holds a bachelor’s degree in economics from the University of Georgia and is a graduate of the North Carolina Bank Management School. He has been Independent Lead Director of the Company since 2003. Mr. Everett serves on the boards of several not-for-profit entities. These include Carolinas HealthCare Systems, the third-largest public, multi-hospital system in the United States (since 1996; currently Vice Chairman and serves on its Executive, Compensation, Finance, Quality and Investments Committees), and YMCA of Greater Charlotte (since 1995; currently Vice Chairman and serves on its Compensation and Executive Committees).

Qualifications, Experience, Key Attributes and Skills

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Leadership . Mr. Everett brings to the Board strong leadership skills demonstrated by his many years of experience as a senior executive in the banking industry, and his leadership roles in numerous civic and not-for-profit organizations.

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Expertise . In his more than 40 years of experience in the financial services industry, Mr. Everett developed extensive knowledge of banking, investments and wealth management. Mr. Everett is able to use this expertise to assist the Board in overseeing the financial management of the Company.

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Unique Perspective . His significant service on numerous charitable and other not-for-profit organizations as well as his status as a community leader in Charlotte, Mecklenburg County and throughout the state of North Carolina bring valuable experience, connections and insight to the Board.

 Mr. Frank B. Holding, Jr.

Director since: 2003

Age: 51

Mr. Holding has served as Chairman of First Citizens BancShares, Inc., a banking and investment services company, since February 2009, and Chief Executive Officer since January 2008. From 1994 to February 2009, he served as President of First Citizens BancShares, Inc. Mr. Holding has held a variety of other senior management positions at First Citizens BancShares, Inc. since joining that company in 1984. Mr. Holding holds a bachelor’s degree in business administration from the University of North Carolina at Chapel Hill and an MBA from The Wharton School of Finance at the University of Pennsylvania. Mr. Holding has been a director of First Citizens BancShares, Inc. since 1993 (and currently chairs its Executive and Investment Committees). He is also a director of Blue Cross Blue Shield of North Carolina (since 2002; chair of Personnel and Compensation Committee); Mt. Olive Pickle Company (since 2006; serves on its Finance Committee); and Heritage Bancshares, Inc. (since 2002). Mr. Holding also serves as the Chairman of the North Carolina Chamber of Commerce and is a member of the Board of Trustees of Wake Forest University.

Qualifications, Experience, Key Attributes and Skills

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Leadership . By virtue of his senior-level executive positions in a publicly-traded company in the banking industry, Mr. Holding possesses strong strategic planning, business development and managerial skills, as well as financial literacy and human resources experience.

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Expertise . Mr. Holding’s banking background also brings in-depth knowledge of the financial services industry and significant financial expertise that assist the Board in overseeing the financial management of the Company. His experience with banking and public company regulations allows him to provide valuable insight and advice to the Company on regulatory matters. He also brings to the Board valuable knowledge of the natural gas industry gained during his years of service as a director of the North Carolina Natural Gas Corporation, which was purchased by Piedmont and merged into the Company in 2003.

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Unique Perspective . His service on compensation committees brings insight and experience to his role as chair of the Company’s Compensation Committee. His leadership in numerous North Carolina organizations, especially in the eastern region of the state, provides the Board with insight into the dynamics of an important region in the Company’s business.

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 Ms. Minor M. Shaw

Director since: 2004

Age: 65

Ms. Shaw is President of Micco, LLC, a private investment company located in Greenville, South Carolina. Ms. Shaw previously served as President of Micco Corporation, also a private investment company located in Greenville, South Carolina, from 1998 to 2011. She was previously with Mickel Investment Group (President, 1998 to 2008), a family investment corporation. Ms. Shaw currently serves as the Chair of the Duke Endowment (director since 1999) and as a director of Blue Cross Blue Shield of South Carolina (since 2008; chairs its Compensation Committee and also serves on the Audit Committee). She also serves on the Board of Trustees of the Belle Baruch Foundation (since 2004), the Hollingsworth Funds (since 2004) and the Daniel-Mickel Foundation (since 1995), and serves on the Investment Committee of each. Ms. Shaw also serves as a trustee of the Columbia Riversource Funds (since 2011; serves on the Governance and Investment Committees) and previously served as a trustee of the Columbia Nations Funds (2003-2011; chaired its Governance Committee and served on its Investment Committee). She also served as a trustee of the Bank of America Global Capital Management Funds (2010-2011; chaired its Governance Committee). Ms. Shaw attended Randolph-Macon Woman’s College and received her bachelor of arts degree from the University of North Carolina at Chapel Hill.

Qualifications, Experience, Key Attributes and Skills

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Leadership . Ms. Shaw has proven leadership experience in senior management roles of various investment companies for over 14 years. She brings to the Board her experience gained from leadership roles on numerous civic, for-profit, charitable and not-for-profit governing bodies.

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Expertise . With more than 25 years of experience in the investment and real estate industries, Ms. Shaw has a deep understanding of investment management, real estate analysis and development and the South Carolina markets. This experience is valuable to the Company as it seeks to identify and develop new markets to serve new customers or expand its service to existing customers. This experience also enables her to provide guidance on the Company’s finance matters. She was named in 2012 to the South Carolina Business Hall of Fame in recognition of her business achievements.

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Unique Perspective . Ms. Shaw is a prominent civic leader in the upstate South Carolina region, and brings to the Board her extensive experience serving in leadership positions with numerous civic, educational and philanthropic organizations. Her community involvement has resulted in numerous state and local awards and honors, including the South Carolina Order of the Palmetto.

 Ms. Muriel W. Sheubrooks

Director since: 1993

Age: 71

Ms. Sheubrooks was a partner of Greater Carolinas Real Estate Services, Inc., a real estate services firm in Charlotte, North Carolina, from 1990 until her retirement in 2005 and was its President of the Charlotte Area from 1986 until 1997. Since her retirement, she has been a real estate investor and currently provides consultant services to independently-owned real estate services companies. She received her associate’s degree in business from King’s College and her bachelor’s degree in business from Western Kentucky University with an emphasis in corporate accounting. Ms. Sheubrooks is a graduate of the Real Estate Institute of the University of North Carolina at Chapel Hill.

Qualifications, Experience, Key Attributes and Skills

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Leadership . Ms. Sheubrooks brings over 19 years of leadership experience at Greater Carolinas Real Estate Services, Inc. to the Piedmont Board. Ms. Sheubrooks has also served on Piedmont’s Board for almost 20 years.

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Expertise . Ms. Sheubrooks brings to the Board specific experience and expertise in the real estate industry as well as her business, financial and human resource experience and expertise gained as a business executive. Based on her real estate background, Ms. Sheubrooks is intimately familiar with many of the complex issues that energy services companies such as Piedmont face, including land use laws and regulations and real estate development patterns and cycles.

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Unique Perspective . Due to her long service on the Piedmont Board, Ms. Sheubrooks has gained a deep understanding of the Company’s business, the natural gas industry and the markets the Company serves.

Nomination of Directors

The Directors and Corporate Governance Committee has a process of identifying and evaluating potential nominees for election as members of the Board. The Committee and the Board each has a policy that potential nominees shall be evaluated the same way, regardless of whether the nominee is recommended by a shareholder, a Board member or Company management. This Committee considers potential nominees from all these sources, develops information from many sources concerning the potential nominee and evaluates the potential nominee as to the qualifications that the Committee and the Board have established. Specifically, the Committee assesses the Board’s current strengths and needs by reviewing its profile, its director qualification standards described below and the Company’s current and future needs. From this assessment, candidates are screened against the Board’s director qualification standards described below and then, if appropriate, interviewed by the Chair of the Committee, the Independent Lead Director and the Chief Executive Officer. Based on input derived from candidate interviews and a reference check, the Committee determines whether the candidate should be recommended for Board membership and subsequent election to the Board. In fiscal year 2012, the Company did not pay any compensation or other consideration to third parties in identifying or evaluating potential nominees for consideration for election as a member of the Board.

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Qualifications

Factors considered in identifying candidates for Board membership include:

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Extensive experience in a senior executive role with a major business organization, preferably as either a Chief Executive Officer, President or Chairman, and equivalent experience from other backgrounds such as academic, government, legal, accounting, audit or other recognized professions.

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Possession of the intelligence, integrity, strength of character and sense of timing required to provide the leadership and guidance to effectively govern and to recommend alternative solutions to challenges confronting the Company.

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Possession of the commitment, sense of urgency and spirit of cooperation that will enable the director to work with other Board members in directing the future profitable growth of the Company in an ethically responsible fashion.

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Exposure to the numerous programs a corporation employs relative to creating shareholder value, while balancing the needs of all stakeholders.

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Awareness of both the business and social environment within which the Company operates.

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Independence necessary to make an unbiased evaluation of management performance and effectively carry out oversight responsibilities.

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No association with organizations that have competitive lines of business or other conflicts of interest with the Company.

The composition, skills and needs of the Board change over time, and other factors will be considered in establishing the desirable profile of candidates for any specific opening on the Board.

Diversity

In addition to the factors outlined above, the Board embraces a policy to champion diversity among its members so as to consider and evaluate issues affecting the Company with more effective thought leadership from different perspectives and viewpoints. Thus the Company’s Corporate Governance Guidelines require the Board to consider diversity of thought, experience, talent, background, and perspective, including that which exists with respect to gender, race, and national origin, in evaluating candidates for Board membership. The Board’s Directors and Corporate Governance Committee reviews diversity each quarter to ensure that the present Board and committee composition best provides these benefits. The Board and the Directors and Corporate Governance Committee believe that this diversity policy has been effective and Piedmont is proud to have been named as having one of the most diverse boards of North Carolina’s largest corporations by the Director Diversity Initiative at the University of North Carolina School of Law in 2009 (the last time the study was conducted). The Board and the Directors and Corporate Governance Committee will continue to encourage Board diversity under the policy.

Shareholder Recommendations

The Directors and Corporate Governance Committee will consider nominees recommended by shareholders upon submission in writing to the Corporate Secretary of the names of such nominees, together with their qualifications for service and evidence of their willingness to serve. Under our Amended and Restated Bylaws, certain procedures are provided that a shareholder must follow to nominate persons for election as directors. These procedures are set forth in “Commonly Asked Questions — When are shareholder proposals due for the 2014 annual meeting of shareholders?” above.

Director Independence and Related Person Transactions

Independence

The Board determines independence of each director annually at the time that nominees for director are approved for inclusion in the Company’s annual proxy statement (typically in December), or at such time as a director joins the Board if other than at an annual shareholders meeting. A determination of independence is based on satisfaction of the independence criteria of the New York Stock Exchange and applicable rules of the Securities and Exchange Commission including an affirmative determination that the director has no material relationships with the Company. In this regard, the Board has adopted Categorical Standards of Director Independence, which are set forth in the Corporate Governance Guidelines in the “For Investors — Corporate Governance” section of the Company’s website at www.piedmontng.com.

After consideration of all relevant facts and circumstances, the Board determined that all persons who served as a non-management director in fiscal year 2012 met the Categorical Standards of Director Independence set by the Board. Based on this and the other criteria for independence described above, the Board concluded that all of the non-management directors are independent: E. James Burton, Malcolm E. Everett III, John W. Harris, Aubrey B. Harwell, Jr., Frank B. Holding, Jr., Frankie T. Jones, Sr., Vicki McElreath, Minor M. Shaw, Muriel W. Sheubrooks, David E. Shi and Phillip D. Wright.

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As part of the Board’s independence determination with respect to Mr. Harris, the Board considered Mr. Harris’s position as President and Chief Executive Officer of Lincoln Harris, LLC, which is the property manager and agent for the owner of Piedmont Town Center, where the Company leases its corporate office space. The owner (Piedmont Row Drive, LLC, a company owned by Principal Real Estate Investors, LLC out of Des Moines, Iowa) is not affiliated with the Company, Lincoln Harris, LLC or Mr. Harris. In addition, the Company has no control over the owner’s choice of property manager and is bound by its lease obligations to the owner regardless of who serves as property manager. The Company makes its lease payments to the owner and does not make any payments to the property manager.

Related Person Transactions

The Company’s policy for the review and approval of related person transactions is set forth in its Corporate Governance Guidelines. The Directors and Corporate Governance Committee is charged with reviewing and, if in the best interests of the Company, approving all transactions, arrangements and relationships in which the Company is or will be a participant and in which any director, nominee for director, executive officer, person known by the Company to beneficially own more than 5% of the Company’s Common Stock or any immediate family member of the foregoing, has or will have a material interest. “Related person transactions” include those relationships described in the Categorical Standards of Director Independence as well as those described in Item 404(a) of Regulation S-K of the Securities and Exchange Commission, as in effect from time to time. Each director and executive officer is required to promptly bring to the attention of the Directors and Corporate Governance Committee any related person transactions involving the director or executive officer, and to the extent practicable prior to entering into the transaction, so that the Committee can determine whether to approve the transaction. The Directors and Corporate Governance Committee is responsible for reviewing all potential related person transactions annually and as they are brought to the attention of the Committee. The Directors and Corporate Governance Committee reviews each related person transaction and determines if it is in the best interests of the Company based on its consideration of all relevant factors, including but not limited to:

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The related person’s relationship to the Company and interest in the transaction;

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The material facts relating to the transaction, including the nature and size of the transaction;

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The benefits to the Company of the transaction;

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Whether the transaction involves the provision of goods or services to the Company that are available from unrelated third parties, and if so, whether the transaction is on terms that are comparable to the terms available from unrelated third parties, including the speed, quality and certainty of performance of such third parties;

•

Whether the transaction would influence the director’s or officer’s ability to act in the best interests of the Company, its customers or its shareholders;

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Whether the transaction would result or may appear to result in improper benefits for the director, officer or a family member; and

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In the case of directors, whether the transaction would impair the independence of the director.

The Directors and Corporate Governance Committee approves potential related person transactions only if the transaction is in the best interests of the Company. If a potential related person transaction involving an independent director implicates any of the Company’s independence standards, the transaction, if approved by the Directors and Corporate Governance Committee, must also be reviewed by the full Board of Directors. A director involved in the potential related person transaction may not participate in the review or approval of such transaction.

The Company has in place the following additional processes for identifying and reviewing potential related person transactions:

•

The Company’s Code of Ethics and Business Standards requires directors and employees, including all executive officers, to avoid conflicts of interest and requires them to disclose transactions that are potential conflicts of interest to the Chief Compliance and Community Affairs Officer or to the employee’s supervisor. Any such transactions involving directors and executive officers that are potential related person transactions are reviewed by, and subject to the approval of, the Directors and Corporate Governance Committee based on the standards set forth above. Any noncompliance with the Company’s conflict of interest standard is reported by the Chief Compliance and Community Affairs Officer to the Audit Committee.

•

The Code of Ethics and Business Standards also requires the Company’s principal executive officer, principal financial officer, principal accounting officer or controller (or any person performing similar functions) to report any material relationship or transaction that reasonably could be expected to give rise to a conflict of interest to the Audit Committee Chair as soon as the officer is aware of any such relationship or transaction, and to consult the Audit Committee Chair if the officer is unsure whether or not the relationship or transaction implicates a conflict of interest.

•

To identify potential related person transactions, the Company requires each of its directors and executive officers to complete annually, and update as necessary, a comprehensive questionnaire in which they are required to disclose any such transactions with the Company in which the director, executive officer or any of their immediate family members have an interest. Any transactions disclosed in their answers to these questionnaires are reviewed by the Directors and Corporate Governance Committee based on the standards set forth above.

Based on the information presented to it, the Board determined that no related person transactions occurred or were proposed since the beginning of fiscal year 2012. Among other transactions, it considered:

•

Thomas E. Skains’ position as a director of BB&T Corporation and the relationships BB&T Corporation subsidiaries have with the Company. BB&T Capital Markets was a co-agent for the Company in connection with the Company’s 2012 private placement of debt securities and was a joint lead arranger for the Company’s 2012 amended and restated senior revolving credit agreement. In addition, Branch Banking and Trust Company was a co-syndication agent and one of the lenders under the amended and restated senior revolving credit agreement and provides merchant banking services to the Company. Mr. Skains defers to the Company’s Chief Financial Officer in the selection of banking relationships.

•

John W. Harris’s position as President and Chief Executive Officer of Lincoln Harris, LLC, which is the property manager and agent for the owner of Piedmont Town Center, where the Company leases its corporate office space. For more information about this relationship, see “Independence” above.

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Board Leadership Structure

The Board is currently led by the Company’s Chairman and Chief Executive Officer and an Independent Lead Director. On March 8, 2012, the Board re-elected Thomas E. Skains, the Company’s Chief Executive Officer (“CEO”), as Chairman of the Board. The Chairman of the Board presides at all meetings of the Board (but not at its executive sessions) and exercises and performs such other powers and duties as may be assigned to him from time to time by the Board or prescribed by the Company’s Amended and Restated Bylaws.

The Board has no set policy on whether it should be led by a Chairman who is also the CEO, but rather considers periodically whether combining the role of Chairman and CEO continues to be appropriate and in the best interests of the shareholders. At this time, the Board is committed to the combined role given the specific circumstances of the Company, the unique and changing environment facing natural gas distribution companies, the highly regulated industry in which the Company operates and the current CEO’s deep knowledge of the energy industry and Company strategy. Specifically, the Board believes that Mr. Skains, with more than 32 years of experience in the natural gas industry, is in the best position to lead most effectively in the role of Chairman of the Board. In addition, given the complexity of our business, the Board believes that having a Chairman who also serves as the CEO allows timely communication with the Board on Company strategy and critical business issues, avoids ambiguity in leadership within the Company, provides a unified leadership voice externally and clarifies accountability for decisions and initiatives. In the future, the Board will continue to assess whether this leadership structure is appropriate and will adjust as necessary.

Given the combined role of Chairman and CEO, the Board strongly believes that it is in the best interest of the Company and its shareholders to have a strong independent lead director. On March 8, 2012, the Board re-appointed Malcolm E. Everett III as the lead non-management director (the “Independent Lead Director”). The Independent Lead Director has specific responsibilities, which are set forth in the Company’s Corporate Governance Guidelines, including the right to convene the Board at any time. The Independent Lead Director also chairs all executive sessions of the Board of Directors meetings and all Board meetings or portions of meetings where the Chairman is absent, including all executive sessions of non-management directors. The Independent Lead Director has access to any information he/she deems necessary to fulfill the roles and responsibilities of the position. He/she also consults with the CEO on business issues and on the annual calendar and agendas for all meetings of the Board and its committees. Additionally, the Independent Lead Director consults with the CEO on matters of corporate governance and maintains close contact with the chairpersons of each standing Board committee.

Committees of the Board

The Board of Directors has the five standing committees described below. Each committee has a written charter adopted by the Board that can be found as part of the Corporate Governance Guidelines in the “For Investors — Corporate Governance” section of the Company’s website at www.piedmontng.com and is available in hardcopy to any shareholder who requests it. As discussed above under “Director Independence and Related Person Transactions” above, the Board has determined that each member of each committee is independent.

Audit Committee
Members	Committee Responsibilities
Vicki McElreath (Chair) E. James Burton Frank B. Holding, Jr. Minor M. Shaw (from June 2012) Muriel W. Sheubrooks

•

Serves as an independent and objective body to monitor, assess and assist with Board oversight of the integrity of the Company’s financial statements, the Company’s compliance with legal and regulatory requirements, the qualifications and independence of the Company’s independent registered public accounting firm and the performance of the Company’s internal audit function.

•

Oversees the audit and other services of the Company’s independent registered public accounting firm and is directly responsible for the appointment, compensation, retention and oversight of the Company’s independent registered public accounting firm.

•

Provides an open avenue of communication among the Company’s independent registered public accounting firm, accountants, financial and senior management, internal auditing department and the Board.

The Board has determined that each member of the Audit Committee is financially literate as defined by the listing standards of the New York Stock Exchange and that each is independent as such term is defined under Rule 10A-3 of the Securities Exchange Act of 1934, as amended. In addition, the Board has determined that Dr. Burton and Ms. McElreath each qualifies as an “audit committee financial expert” as defined by regulations adopted by the Securities and Exchange Commission. Dr. Burton is the Dean of the Jennings A. Jones College of Business at Middle Tennessee State University. He has a Ph.D. in Accountancy, has more than 25 years’ experience as a Certified Public Accountant (now inactive) and more than 15 years’ experience as a Certified Fraud Examiner (now inactive). Ms. McElreath had more than 25 years of experience as a Certified Public Accountant and auditor with PricewaterhouseCoopers until her retirement in 2006, at which time she was the Managing Partner for the Carolinas.

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Benefits Committee Met twice in fiscal year 2012
Members	Committee Responsibilities
Muriel W. Sheubrooks (Chair) Frankie T. Jones, Sr. Vicki McElreath David E. Shi Phillip D. Wright (from June 2012)	The Benefits Committee oversees the operation and administration of all broad-based employee health and welfare and retirement plans sponsored by the Company.
Compensation Committee Met six times in fiscal year 2012
Members	Committee Responsibilities
Frank B. Holding, Jr. (Chair) Malcolm E. Everett III Aubrey B. Harwell, Jr. Minor M. Shaw	• Oversees compensation policies and programs. • Approves the salaries and other compensation of executive officers. • Reviews executive development and management succession plans.

The Board has determined that each member of the Compensation Committee meets the independence requirements of Section 162(m) of the Internal Revenue Code of 1986, as amended, and the “non-employee director” requirements of Rule 16b-3 of the Securities Exchange Act of 1934, as amended.

Directors and Corporate Governance Committee Met four times in fiscal year 2012
Members	Committee Responsibilities
Aubrey B. Harwell, Jr. (Chair) Malcolm E. Everett III John W. Harris David E. Shi

•

Reviews and articulates the governance structure of the Board and the Company’s position and practices on significant issues of corporate and public responsibility.

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Determines the composition of Board committees.

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Recommends to the Board nominees to fill vacancies on the Board as they occur.

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Recommends candidates for election as directors at annual meetings of shareholders.

•

Oversees the administration and execution of the Company’s Enterprise Risk Management program.

Finance Committee Met three times in fiscal year 2012
Members	Committee Responsibilities
John W. Harris (Chair) E. James Burton Minor M. Shaw (until June 2012) Frankie T. Jones, Sr. Phillip D. Wright (from June 2012)	• Reviews the financial condition of the Company. • Makes recommendations to the Board with respect to the Company’s capital budget and financing needs.

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Compensation Committee Information

Compensation Committee Interlocks and Insider Participation

The following directors were members of the Company’s Compensation Committee in fiscal year 2012: Frank B. Holding, Jr., Malcolm E. Everett III, Aubrey B. Harwell, Jr. and Minor M. Shaw. None of these individuals has ever been an officer or employee of the Company, and no executive officer of the Company served or serves on the compensation committee or board of any company that employed or employs any member of the Company’s Compensation Committee or the Board.

Process for Determining Compensation

The primary function of the Compensation Committee is to provide overall guidance for the development of compensation programs for officers and employees that:

•

Are fair, appropriate, competitive and consistent with current regulations;

•

Will attract and retain persons of outstanding ability; and

•

Will reward officers and employees for superior corporate and individual performance.

In addition to providing such overall guidance for the Company’s compensation programs, the Compensation Committee annually reviews and approves the compensation of all officers of the Company who are appointed by the Board, including all executive officers. The Compensation Committee also determines the terms and provisions of all awards under the Company’s Short-Term Incentive Plan, Mission, Values, Performance (MVP) Plan and Long-Term Incentive Plan and other equity based plans.

The Company’s CEO assists the Compensation Committee by developing pay recommendations for the Company’s officers, excluding his own. The CEO is assisted in the development of the pay recommendations by the Company’s Human Resources department.

Compensation Consultant

The Compensation Committee has the sole authority to retain and terminate consulting firms to assist in the evaluation of senior executive compensation and to approve the fees of such consultants. The Compensation Committee retained Hay Group, Inc. (“Hay Group”) as its independent compensation consultant for fiscal year 2012. In fiscal year 2012, Hay Group assisted the Compensation Committee on the following matters:

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Analysis of the competitive position of the Company’s executive compensation program;

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Review of the pay recommendations made by the CEO for the Company’s officers;

•

Administration of the Company’s Short-Term Incentive and MVP Plans;

•

Administration of the Company’s Long-Term Incentive Plan, including setting performance unit award levels for the three-year performance period that began on November 1, 2011;

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Setting the award level for the December 2011 retention unit award for the CEO;

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Redesign of the Long-Term Incentive Plan beginning with the three-year performance period that began on November 1, 2012;

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Review of the Company’s peer group used for compensation benchmarking;

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Review of market data and peer proxy data for comparable positions;

•

Recommendation on setting compensation for the CEO and the other officers appearing in the “Executive Officer Compensation Disclosure Tables” below; and

•

Compliance with the disclosure rules for executive compensation.

The Compensation Committee has assessed the independence of Hay Group pursuant to SEC rules and concluded that no conflict of interest exists that would prevent Hay Group from independently representing the Compensation Committee.

Oversight of the Company’s Enterprise Risk Management Program

The Company has an enterprise risk management program (“ERM program”) to identify risks across the Company, assess their likelihood and potential impact and develop and monitor strategies to manage them. The ERM program also encompasses crisis management and business continuity planning. The goal of the Company’s ERM program is to maintain a high level of awareness and control over operational, financial, environmental, compliance, reputational, strategic and other risks that could adversely affect achievement of the Company’s business objectives.

The ERM program is administered by the Company’s Risk Management Department under the leadership of the Company’s Chief Risk Officer (“CRO”). A critical component of the ERM program is the Company’s “risk management framework,” a set of best practices, procedures and systems for identifying, assessing and managing risks that includes a clear assignment of responsibilities for ongoing monitoring of risk mitigation controls and procedures. Although the CRO is responsible for maintaining and continually updating the Company’s risk management framework, the Company’s policy is that risk management should be integrated into all customary management processes such as business planning, financial management, project management, operational management and management reporting. Management in each of the Company’s business units is responsible for implementing the policy by identifying all significant risks to which their functional and business areas may be exposed, developing risk tolerances, setting limits consistent with business objectives and implementing and monitoring controls and procedures to mitigate identified risks.

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During the course of each year, the Risk Management Department conducts a comprehensive enterprise wide risk assessment. This assessment includes surveys and workshops among employees, including members of the executive management team. The risk assessment identifies, assesses and ranks significant risks, identifies the business units and members of management that are responsible for managing them and monitors and assesses all risk mitigation controls and procedures that have been put in place.

Another component of the ERM program is a risk management advisory committee, which is comprised of a group of high-level employees from a cross section of the Company’s business units and functions. This committee serves as a forum for identifying and assessing risks, particularly as new business opportunities arise and are evaluated, and suggesting mitigation strategies. As a complement to the annual risk assessment conducted by the Risk Management Department, the Company’s internal audit staff, through its work performed during the course of each year as well as during its annual risk assessment, identifies and assesses financial risks or exposures. Additionally, the internal control over financial reporting (“ICFR”) staff within the Risk Management Department conducts an annual ICFR risk assessment, focusing on financial statement risk. The results of these various risk assessments are shared among the Risk Management Department, Internal Audit and Chief Compliance and Community Affairs Officer to better inform them of enterprise risk.

The Board of Directors is responsible for overseeing and reviewing with management the ERM program, including the actions taken to identify, assess and mitigate risks. The Directors and Corporate Governance Committee has oversight of the administration and execution of the ERM program. The CRO or Chief Financial Officer makes a formal presentation each year to the full Board about the Risk Management Department’s annual enterprise wide risk assessment. During that presentation, the full Board has the opportunity to question management about the effectiveness of the ERM program, the elements of the risk management framework and specific risk mitigation strategies management has implemented. The CRO and other members of management also regularly update the full Board on specific risks and mitigation strategies in the course of the Board’s review of the annual corporate capital and operating budgets, corporate strategy, new business opportunities and reports made to the Board by management and the committees of the Board.

The Audit Committee regularly inquires of management, internal audit staff and the outside auditors about financial risks or exposures, including financial statement risks. At least annually, the Audit Committee also reviews and discusses, both within the committee and with management, internal audit staff and the outside auditors, the Company’s guidelines and policies for identifying, assessing and managing such risks and exposures and the steps management has taken to monitor and control such risks and exposures. The Company’s General Counsel and Chief Compliance and Community Affairs Officer also reports to the Audit Committee at each of its regular meetings on legal and compliance risks and exposures.

Each of the other Board committees is responsible for oversight of risks relevant to their areas of responsibility. The Benefits Committee is responsible for overseeing the operation and administration of all broad based employee health and welfare and retirement benefit plans sponsored by the Company, including determining whether the named fiduciaries of those plans are acting prudently as to plan assets and plan administration. The Compensation Committee has oversight responsibility for the Company’s compensation practices and the identification and assessment of the risks associated with those practices. See “Executive Compensation —Compensation Discussion and Analysis — Compensation Risk Assessment.” The Finance Committee is responsible for oversight of the Company’s capital budgeting process and proposals of management concerning changes to the Company’s capital structure, corporate financings, insurance and the associated risks. The Directors and Corporate Governance Committee is responsible for overseeing the governance structure and practices of the Board of Directors, including reviewing all potential related person transactions and the Company’s position and practices on significant issues of public responsibility.

The Board believes its oversight of the ERM program benefits from having one person serve as the Chairman of the Board and CEO. With his in-depth knowledge and understanding of the Company’s complex business operations and the changing regulatory environment in which the Company does business, the combined CEO/Chairman is better able to bring key strategic and business issues and risks to the Board’s attention than would a non-executive Chairman of the Board. The oversight of the administration and execution of the ERM program by the fully independent Directors and Corporate Governance Committee preserves the benefit of independent risk oversight along with full Board responsibility and review.

Executive Sessions of Board of Directors Meetings

Executive sessions of the Board that are attended only by non-management directors are held at each Board meeting, including each Board meeting during the 2012 fiscal year, and at such other times as may be requested by any director. If any non-management director is deemed to not be independent, an executive session of all independent directors is also held at least once per year.

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Attendance at Annual Shareholders Meeting and Board and Committee Meetings

The Board has a policy that all directors should attend each shareholder and Board meeting and each meeting of each Board committee on which they serve unless there are extenuating circumstances preventing such attendance. All directors attended the 2012 annual meeting of shareholders.

The following table details the attendance of each director at the meetings of the Board and at the meetings of the Board committees on which they served in fiscal year 2012.

Director	Board Meetings Scheduled	Board Meetings Attended	Committee Meetings Scheduled	Committee Meetings Attended
E. James Burton	5	5	10	10
Malcolm E. Everett III	5	4	10	9
John W. Harris	5	5	7	7
Aubrey B. Harwell, Jr.	5	5	10	9
Frank B. Holding, Jr.	5	5	13	13
Frankie T. Jones, Sr.	5	5	5	5
Vicki McElreath	5	5	9	9
Minor M. Shaw	5	5	11	10
Muriel W. Sheubrooks	5	5	9	9
David E. Shi	5	5	6	6
Thomas E. Skains	5	5	--(1)	--(1)
Phillip D. Wright(2)	3	2	3	2

(1)

Mr. Skains is not a member of any Board Committee, but attended 20 of the 22 scheduled committee meetings.

(2)

Due to schedule conflicts caused by commitments made prior to his appointment to the Board in June 2012, Mr. Wright missed one Board meeting and one Board committee meeting (which caused him to attend fewer than 75% of the meetings of the Board and meetings of the Board committees on which he served in fiscal year 2012).

Director Compensation

During fiscal year 2012, directors earned the following amounts:

•

Annual cash retainer of $36,000

•

Board and committee meeting fees of $1,200 per meeting

•

Annual Committee Chair retainers—Audit ($8,000), Benefits ($4,000), Compensation ($7,500), Directors and Corporate Governance ($7,500) and Finance ($4,000)

•

Independent Lead Director retainer of $12,000

•

25% match for retainer and meeting fees if a director elects to invest all of his or her retainers and meeting fees in Common Stock through the Company’s Dividend Reinvestment and Stock Purchase Plan (all directors made this election for fiscal year 2012)

•

Annual grant of $55,000, required to be invested in Common Stock

All amounts earned by directors as fees, retainers and grants in fiscal year 2012 were invested in Common Stock through cash contributions by the Company to the directors’ Dividend Reinvestment and Stock Purchase Plan accounts.

New directors are also entitled to a grant of $15,500, payable upon election of the director to the Board, which is required to be invested in Common Stock. Mr. Wright received this grant, having been appointed to the Board in June 2012.

The Company provides certain non-employee directors with retirement and change-in-control benefits pursuant to a Director Retirement Benefits Agreement. These retirement benefits apply to non-employee directors first elected to the Board on or before August 20, 2003, and will be payable to those directors upon retirement from the Board if at the time of retirement the director is age 72 (the Company’s mandatory director retirement age) or has served on the Board at least ten continuous years. The annual retirement benefit, paid in monthly installments, is equal to the annual cash retainer in effect at the time of the director’s retirement and is paid for the life of the director. Should such a director die before receiving the benefit for ten years, the retirement benefit would be paid to the director’s designated beneficiaries for the remaining portion of the ten-year period. In the event of a Change in Control (as defined in the agreement), eligible directors are entitled to receive a lump sum cash amount equal to 150% of the net present value of the retirement benefits the director would have received had the director retired on the date immediately preceding the Change in Control, regardless of the number of years served. Four of the Company’s current directors (Mr. Everett, Mr. Harris, Mr. Harwell and Ms. Sheubrooks) are eligible for this retirement benefit. The Company also makes medical insurance available for directors first elected on or before August 20, 2003.

The Company matches charitable giving by each director up to a maximum of $2,500 per year.

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The following table shows compensation earned by the non-management directors for the fiscal year ended October 31, 2012.

Name(1)	Fees Earned or Paid in Cash(2)	Stock Awards	Option Awards	Non-Equity Incentive Plan Compensation	Change in Pension Value and Non- Qualified Deferred Compensation Earnings(3)	All Other Compensation(4)	Total
E. James Burton	$110,200	--	--	--	--	$15,600	$125,800
Malcolm E. Everett III	$119,800	--	--	--	$73,801	$16,200	$209,801
John W. Harris	$109,400	--	--	--	$65,322	$13,600	$188,322
Aubrey B. Harwell, Jr.	$116,500	--	--	--	$85,777	$15,375	$217,652
Frank B. Holding, Jr.	$121,300	--	--	--	--	$19,075	$140,375
Frankie T. Jones, Sr.	$104,200	--	--	--	--	$13,300	$117,500
Vicki McElreath	$117,000	--	--	--	--	$15,500	$132,500
Minor M. Shaw	$110,200	--	--	--	--	$13,800	$124,000
Muriel W. Sheubrooks	$113,000	--	--	--	$58,891	$16,824	$188,715
David E. Shi	$104,200	--	--	--	--	$14,800	$119,000
Phillip D. Wright	$36,500	--	--	--	--	$5,250	$41,750

(1)

Mr. Skains is not included in this table because, as CEO, he is an employee of the Company and thus receives no additional compensation for his service as a director. The compensation received by Mr. Skains is shown in the Summary Compensation Table in “Executive Compensation — Executive Officer Compensation Disclosure Tables.”

(2)

This amount includes retainers and meeting fees. All directors elected to invest these amounts in Common Stock through the Company’s Dividend Reinvestment and Stock Purchase Plan. As a result, the Company provided a 25% match of these amounts, paid by the Company in the form of cash contributions to the directors’ Dividend Reinvestment and Stock Purchase Plan accounts. (The match is included in the “All Other Compensation” column.) This amount also includes the annual grant (in the case of Mr. Wright, the new director grant) that was paid by the Company in the form of cash that is required to be invested in Common Stock through the directors’ Dividend Reinvestment and Stock Purchase Plan accounts.

(3)

These amounts represent the increase in the actuarial present value of the director’s accumulated benefit under the Director Retirement Benefits Agreement.

(4)

This column includes the 25% match described in footnote (2) to this table that was paid to directors in the form of cash contributions to the directors’ Dividend Reinvestment and Stock Purchase Plan accounts (which is invested in Common Stock), in the following amounts:

Dr. Burton	$13,800
Mr. Everett	$16,200
Mr. Harris	$13,600
Mr. Harwell	$15,375
Mr. Holding	$16,575
Dr. Jones	$12,300
Ms. McElreath	$15,500
Ms. Shaw	$13,800
Ms. Sheubrooks	$14,500
Dr. Shi	$12,300
Mr. Wright	$5,250
This column also includes charitable contributions by directors that were matched by the Company and a reimbursement for future tax liability on medical premiums for Ms. Sheubrooks of $2,324.

Director Stock Ownership Guidelines

The Board strongly advocates director stock ownership as a means to better align director interests with those of shareholders. The Board has adopted director stock ownership guidelines that require all directors to own Common Stock with a market value of at least ten times their annual cash retainer within five years after their election as a director. All directors have exceeded this level as of the date of this Proxy Statement. See “Security Ownership of Management and Certain Beneficial Owners” below for each director’s stock ownership as of December 17, 2012.

Service on Other Boards of Directors of Publicly Held Companies

The Company maintains a policy that non-management directors generally may not serve on more than three boards of directors of other publicly traded companies (in addition to that of the Company). If a director seeks to serve on more than three such boards, the director must obtain the approval of the Directors and Corporate Governance Committee. Members of the Audit Committee generally must not serve on more than two publicly traded company audit committees simultaneously (including that of the Company). If a director seeks to serve on more than two publicly traded company audit committees, the director must obtain approval from the Directors and Corporate Governance Committee. If the CEO seeks to serve on the boards of more than two other publicly traded companies (in addition to the Board of the Company), the CEO must obtain approval from the Directors and Corporate Governance Committee. At its discretion, the Directors and Corporate Governance Committee may refer the request for approval of additional Board service to the full Board of Directors. All directors are in compliance with this policy.

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Resignation Policy

The Board has adopted a policy that requires a director to offer his or her resignation in the event of any significant change in personal or professional circumstances that would reasonably cause a re-examination of the director’s continued membership on the Board. Changes that might necessitate an offer of resignation may include such events as retirement or a change in principal job responsibilities, permanent residence relocation to a community different than that at the time of election or other significant situation. A director who experiences a significant change in personal or professional circumstances will not necessarily be removed from the Board, but the Board will have an opportunity to re-examine the director’s continued Board membership under the circumstances. Following a recommendation by the Directors and Corporate Governance Committee to the Board as to whether an offer of resignation should be accepted or rejected, the Board (excluding the subject director) votes to either accept or reject the letter of resignation, with the status of the director being decided by majority vote.

In addition, the Board has adopted a policy that requires a director to offer his or her resignation in the event he or she receives more “Withhold” votes than “For” votes in an uncontested election. Once tendered, the Directors and Corporate Governance Committee must make a recommendation to the Board as to whether to accept the tendered resignation or take another action, which may include:

•

Rejecting the tendered resignation and addressing the apparent underlying causes of the “Withhold” votes,

•

Deferring acceptance of the resignation if the underlying causes of the majority “Withhold” votes can be ascertained and the subject director can cure them within a specified period of time, or

•

Deferring acceptance of the resignation until the vacancy that would be created can be filled.

The Board (excluding the subject director) will then decide on the appropriate course of action as soon as practicable, but in no event later than 120 days following the certification of the shareholder vote. The Directors and Corporate Governance Committee and the Board will base their decisions on the best interests of the Company and its shareholders, considering such relevant factors as:

•

The potential underlying causes of the “Withhold” votes,

•

The length of service, qualifications and special expertise or attributes of the tendering director,

•

The director’s contributions to the Company, and

•

Any non-compliance with stock exchange, securities or other applicable laws, rules, regulations or governing documents that may result from accepting the resignation.

The Company will publicly disclose the Board’s decision within 150 days after the results of the election are certified.

Corporate Governance Guidelines and Code of Business Conduct and Ethics

Sound corporate governance practices are an important part of the Company’s foundation and tradition. The Company’s Corporate Governance Guidelines address such matters as director and Board responsibilities and functions.

The Company has also adopted a Code of Ethics and Business Conduct that applies to the Board of Directors, officers and all Company employees. The Code of Ethics and Business Conduct serves as the code of ethics for the Company’s principal executive officer, principal financial officer, principal accounting officer or controller (or persons performing similar functions) as described in Item 406(b) of Regulation S-K of the Securities and Exchange Commission. In satisfaction of the disclosure requirements of Item 5.05 of the Securities and Exchange Commission’s Current Report on Form 8-K, if the Company amends or grants a waiver, including an implicit waiver, from any provision of the Code of Ethics and Business Conduct applicable to the Company’s principal executive officer, principal financial officer, principal accounting officer or controller (or persons performing similar functions) that relate to any element enumerated in Item 406(b), the Company will disclose the amendment or waiver on the “For Investors — Corporate Governance” section of the Company’s website at www.piedmontng.com within four business days after the amendment or waiver.

The Corporate Governance Guidelines and Code of Ethics and Business Conduct can be found on the Company’s website (www.piedmontng.com) in the “For Investors — Corporate Governance” section. Information contained on the Company’s website is not part of or incorporated by reference into this Proxy Statement.

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AUDIT COMMITTEE REPORT

The Audit Committee operates pursuant to a written charter that is available as part of the Corporate Governance Guidelines on the “For Investors — Corporate Governance” section of the Company’s website at www.piedmontng.com.

The Audit Committee assists the Board of Directors in fulfilling its oversight responsibilities by reviewing the audit process, the financial information that will be provided to shareholders and others, and the systems of internal control over financial reporting that management has established. Deloitte & Touche LLP, the Audit Committee appointed independent registered public accounting firm for the fiscal year ended October 31, 2012, is responsible for expressing opinions on the conformity of the Company’s audited financial statements with generally accepted accounting principles and on the effectiveness of the Company’s internal control over financial reporting.

The Audit Committee reviewed and discussed with management and Deloitte & Touche LLP the audited financial statements for the fiscal year ended October 31, 2012, and Deloitte & Touche LLP’s evaluation of the Company’s internal control over financial reporting. The Audit Committee has discussed with Deloitte & Touche LLP the matters that are required to be communicated to those charged with governance by Statement on Auditing Standards No. 61, as amended (AICPA, Professional Standards, Vol 1, AU Section 380), as adopted by the Public Company Accounting Oversight Board in Rule 3200T. In addition, the Audit Committee has discussed various matters with Deloitte & Touche LLP related to the Company’s consolidated financial statements, including critical accounting policies and practices used.

The Audit Committee has also received and reviewed written disclosures and a letter from Deloitte & Touche LLP required by applicable requirements of the Public Company Accounting Oversight Board regarding Deloitte & Touche LLP’s communications with the Audit Committee concerning independence, and has discussed with Deloitte & Touche LLP its independence from the Company and the Company’s management. In addition, the Audit Committee has received written material addressing Deloitte & Touche LLP’s internal quality control procedures and other matters, as required by the New York Stock Exchange Listing Standards. The Audit Committee understands the need for Deloitte & Touche LLP to maintain objectivity and independence in its audit of the Company’s financial reporting and seeks to limit non-audit fee spending to a level that keeps the core relationship with Deloitte & Touche LLP focused on the audit of the financial statements and internal controls.

Based on the review and discussions above, the Audit Committee recommended to the Board of Directors that the audited financial statements for the fiscal year ended October 31, 2012 be included in the Company’s 2012 Annual Report on Form 10-K. This report is provided by the following independent directors, who constitute the committee.

Vicki McElreath, Chair

E. James Burton

Frank B. Holding, Jr.

Minor M. Shaw

Muriel W. Sheubrooks

December 13, 2012

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EXECUTIVE OFFICERS

The executive officers of the Company and their business experience during the past five years are as follows:

Thomas E. Skains—Age 56. Chairman of the Board, President and Chief Executive Officer. Mr. Skains became Chairman of the Board in December 2003 and has been President since February 2002 and Chief Executive Officer since February 2003.

Victor M. Gaglio—Age 55. Senior Vice President and Chief Utility Operations Officer. Mr. Gaglio was appointed to this position in February 2012, when he joined the Company. Mr. Gaglio previously served as Senior Vice President of Operations for NiSource Gas Transmission and Storage from 2005, where he was responsible for Field Operations and Maintenance, Storage, Land Services, and Health, Safety and Environmental programs.

Jane R. Lewis-Raymond—Age 46. Senior Vice President, General Counsel, Corporate Secretary and Chief Compliance and Community Affairs Officer. Ms. Lewis-Raymond was appointed to this position in August 2011. She had previously served as Vice President, General Counsel, Corporate Secretary and Chief Ethics and Compliance Officer since joining the Company in April 2006.

Karl W. Newlin—Age 44. Senior Vice President and Chief Financial Officer. Mr. Newlin was appointed to this position in November 2011. Prior to this appointment, he served as Senior Vice President-Corporate Planning and Business Development since joining the Company in May 2010. Mr. Newlin previously served as Managing Director, Investment Banking with Merrill Lynch & Co. in New York and Los Angeles since 2007, and Director prior to that. Mr. Newlin joined Merrill Lynch in 1998 and during his tenure advised energy and utility companies in corporate financing and strategic business transactions.

Kevin M. O’Hara—Age 54. Senior Vice President, Chief Administrative Officer. Mr. O’Hara was appointed to this position in August 2011. Prior to this appointment, Mr. O’Hara was Senior Vice President-Corporate and Community Affairs since April 2006.

Franklin H. Yoho—Age 53. Senior Vice President, Chief Commercial Operations Officer. Mr. Yoho was appointed to this position in August 2011. Prior to this appointment, he served as Senior Vice President–Commercial Operations since March 2002.

David Carpenter—Age 57. Vice President-Planning and Regulatory Affairs. Mr. Carpenter was appointed to this position in August 2011. Prior to this appointment, he served as Managing Director of Regulatory Affairs since July 2006.

Bradly Merlie—Age 53. Vice President-Information Services. Mr. Merlie was appointed to this position in July 2010. Prior to his appointment, Mr. Merlie was Managing Director-Engineering and Operations Services from July 2008, Managing Director-Operations Systems from November 2007 and Director-LNG (liquefied natural gas) Services from July 2007. Before he joined Piedmont in July 2007, Mr. Merlie was with Williams International, based in Caracas, Venezuela, serving as the Regional Director of Operations since August 2006.

Rodney W. Myers—Age 46. Vice President-Engineering and Operations Services. Mr. Myers was appointed to this position in August 2011. Prior to this appointment, Mr. Myers served as Managing Director-Engineering and Operations Services from August 2010 to August 2011, Regional Executive from November 2009 to August 2010 and July 2006 to June 2008 and Managing Director of LNG storage projects from June 2008 to November 2009.

Robert O. Pritchard—Age 60. Vice President-Treasurer and Chief Risk Officer. Mr. Pritchard was appointed to this position in July 2006.

Jose M. Simon—Age 60. Vice President and Controller. Mr. Simon is a Certified Public Accountant and was appointed to this position in July 2006.

Kenneth T. Valentine—Age 55. Vice President-Business Development and Technology Services. Mr. Valentine was appointed to this position in November 2009. Prior to his appointment, Mr. Valentine was Managing Director-Planning and Project Management since July 2006.

Ranelle Q. Warfield—Age 56. Vice President-Customer Service. Ms. Warfield was appointed to this position in November 2009. Prior to this appointment, Ms. Warfield was Vice President-Sales and Marketing since August 2004.

William C. Williams—Age 49. Vice President-Sales and Delivery Services. Mr. Williams was appointed to this position in November 2009. Prior to his appointment, Mr. Williams was Managing Director-Transportation and Major Account Service since June 2006.

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SECURITY OWNERSHIP OF MANAGEMENT AND CERTAIN BENEFICIAL OWNERS

The following table sets forth each person or entity known by the Company to be the beneficial owner of more than 5% of the Company’s outstanding Common Stock as of December 17, 2012.

Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percent of Class
BlackRock, Inc., 40 East 52nd Street, New York, NY 10022	5,472,144(1)	7.5%
State Street Corporation, State Street Financial Center, One Lincoln Street, Boston, MA 02111	4,987,712(2)	6.9%
The Vanguard Group, Inc., 100 Vanguard Blvd., Malvern, PA 19355	3,907,235(3)	5.4%

(1)

Ownership as of January 20, 2012 based on the Schedule 13G/A filed by BlackRock, Inc. on February 10, 2012, which indicated sole investment discretion and sole voting authority for all shares.

(2)

Ownership as of February 9, 2012 based on the Schedule 13G filed by State Street Corporation on February 9, 2012, which indicated shared investment discretion and shared voting authority for all shares with the following subsidiaries, as applicable: State Street Bank and Trust Company (a bank as defined in Section 3(a)(6) of the Securities and Exchange Act of 1934, as amended (the “Exchange Act”)) and SSGA Funds Management, Inc., State Street Global Advisors Limited, State Street Global Advisors LTD and State Street Global Advisors, Australia Limited (all Investment Advisors in accordance with Rule 13d-1(b)(1)(ii)(E) of the Exchange Act (each, an “Investment Advisor”)).

(3)

Ownership as of February 6, 2012 based on the Schedule 13G/A filed by The Vanguard Group, Inc., an Investment Advisor, on February 9, 2012, which indicated sole investment discretion for 3,797,209 shares, sole voting authority for 110,026 shares and shared investment discretion for 110,026 shares with its subsidiary, Vanguard Fiduciary Trust Company, investment manager of collective trust accounts.

The following table sets forth the number of shares of Common Stock that were beneficially owned as of December 17, 2012 by each director, by each executive officer listed in the Summary Compensation Table in “Executive Compensation - Executive Officer Compensation Disclosure Tables” and by all directors and executive officers as a group. These amounts include amounts held under the Company’s 401(k) Plan, but do not include shares that vest (absent the exercise of the Board’s discretion) only upon death or satisfaction of performance or service conditions.

Name of Beneficial Owner	Amount and Nature of Beneficial Ownership	(1)	Percent of Class
E. James Burton	23,522	(2)	(13)
Malcolm E. Everett III	46,940	(3)	(13)
John W. Harris	47,136		(13)
Aubrey B. Harwell, Jr.	79,914	(4)	(13)
Frank B. Holding, Jr.	52,075		(13)
Frankie T. Jones, Sr.	14,372		(13)
Vicki McElreath	21,863	(2)	(13)
Minor M. Shaw	37,108	(5)	(13)
Muriel W. Sheubrooks	63,179	(6)	(13)
David E. Shi	35,003	(7)	(13)
Thomas E. Skains	185,920	(8)	(13)
Phillip D. Wright	1,538		(13)
Jane Lewis-Raymond	21,038	(9)	(13)
Karl W. Newlin	8,212	(10)	(13)
Kevin M. O’Hara	57,729	(11)	(13)
Franklin H. Yoho	58,931	(12)	(13)
Directors and Executive Officers as a Group (25)	862,883	(13)	1.2%

(1)

Unless otherwise indicated, each beneficial owner listed has sole voting and investment power.

(2)

Beneficial owner shares voting and investment power for all shares with his or her spouse.

(3)

Includes 400 shares held by Mr. Everett’s spouse for which she has sole voting and investment power.

(4)

Includes 1,750 shares held by Mr. Harwell’s spouse for which she has sole voting and investment power and of which Mr. Harwell disclaims beneficial ownership, 750 shares held in an IRA and 15,656 shares held by a profit sharing plan for which Mr. Harwell has shared voting and investment power and of which he disclaims beneficial ownership.

(5)

Includes 2,000 shares held by Ms. Shaw’s spouse for which he has sole voting and investment power and of which Ms. Shaw disclaims beneficial ownership.

(6)

Includes 2,000 shares held by a trust of which Ms. Sheubrooks is trustee, 2,384 shares held in a SEP-IRA and 1,590 shares held by Ms. Sheubrooks’ spouse for which he has sole investment and voting power.

(7)

Includes 660 shares held in an IRA.

(8)

Includes 169,488 shares for which Mr. Skains has shared voting and investment power with his spouse and 2,785 shares held in his 401(k) Plan account.

(9)

Includes 1,458 shares held in her 401(k) Plan account.

(10)

Includes 1,000 shares for which Mr. Newlin has shared voting and investment power with his spouse.

(11)

Includes 8,453 shares for which Mr. O’Hara has shared voting and investment power with his spouse, 292 shares held by his dependent child and 2,378 shares held in his 401(k) Plan account.

(12)

Includes 51,352 shares for which Mr. Yoho has shared voting and investment power with his spouse, including 1,000 shares held in an IRA, and 2,294 shares held in his 401(k) Plan account.

(13)

Each director and executive officer individually owned less than 1% of the outstanding Common Stock as of December 17, 2012.

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SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Under the securities laws of the United States, the Company’s directors, certain officers and any persons holding more than ten percent of the Company’s Common Stock are required to report their initial ownership of Common Stock and any subsequent changes in their ownership to the Securities and Exchange Commission. Specific due dates have been established by the Securities and Exchange Commission, and the Company is required to disclose in this Proxy Statement any known failure to file by those dates. Based upon Section 16(a) reports furnished to the Company during or with respect to the 2012 fiscal year, the Company believes that all Section 16(a) reports were filed on a timely basis, except that Vicki McElreath inadvertently failed to timely report a March 2012 sale of Common Stock and Frankie T. Jones, Sr. inadvertently failed to timely report a April 2012 sale of Common Stock. A Form 4 was filed to report each of these transactions promptly after becoming aware of the omission.

PROPOSAL 2    RATIFICATION OF THE APPOINTMENT OF DELOITTE & TOUCHE LLP AS INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR FISCAL YEAR 2013

The Board of Directors recommends a vote FOR this proposal.

The Board of Directors concurs with the reappointment by the Audit Committee of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year ending October 31, 2013. Deloitte & Touche LLP has served as the Company’s independent auditors since 1951. Although not required to submit the appointment to the shareholders for ratification, the Board believes it is desirable that an expression of shareholder opinion be solicited and recommends the ratification. If the shareholders do not ratify this appointment, the Audit Committee will consider whether to engage another independent registered public accounting firm.

Deloitte & Touche LLP representatives are expected to be present at the Annual Meeting. They will have an opportunity to make a statement if they desire to do so, and are expected to be available to respond to appropriate questions.

The aggregate fees and reimbursable expenses for professional services provided by Deloitte & Touche LLP that were billed or are to be billed for the fiscal years ended October 31, 2012 and 2011, are:

Fees for Services	2012	2011
Audit Fees	$1,005,000	$980,000
Audit-Related Fees	--	$15,000	(1)
Tax Fees	--	--
All Other Fees	--	--
TOTAL FEES	$1,005,000	$995,000
(1) Consists of audits of and services related to the issuance of consents associated with the Company’s share registration filings.

The Audit Committee approves, in advance, all services by the independent registered public accounting firm, whether or not related to the audit. The Audit Committee has delegated to the Chair of the Audit Committee the authority to grant such approvals. Services approved by the Chair must be presented to the full Audit Committee for ratification at the next regularly scheduled Audit Committee meeting. All services rendered by the Company’s independent registered public accounting firm during fiscal years 2011 and 2012 were approved in advance.

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PROPOSAL 3    ADVISORY VOTE TO APPROVE NAMED EXECUTIVE OFFICER COMPENSATION

The Board of Directors recommends a vote FOR approval of this resolution.

We encourage you to review the complete description of the Company’s executive compensation programs provided in the “Executive Compensation” section of this Proxy Statement, including the “Compensation Discussion and Analysis” and the “Executive Officer Compensation Disclosure Tables” sections.

As discussed in “Executive Compensation - Compensation Discussion and Analysis” below, the compensation programs for the Company’s named executive officers (who are the officers listed in the Summary Compensation Table in “Executive Compensation - Executive Officer Compensation Disclosure Tables”) are designed to support the Company’s objectives of attracting, motivating and retaining a high-quality executive team that will enable the Company to accomplish its overall business mission and objectives. These programs are based on the Board approved executive compensation philosophy of:

•

Paying base salary at or near the median (50th percentile) of the competitive marketplace;

•

Providing short- and long-term incentive awards that are designed to motivate the named executive officers to achieve superior Company performance while placing an increasing amount of total compensation at risk as the executives assume greater responsibility in the Company;

•

Paying total direct compensation (base salary and short- and long-term incentive awards) at or near the 75th percentile of the competitive marketplace for exceptional performance results;

•

Providing limited perquisites; and

•

Providing market-level retirement benefits.

As required by Section 14A of the Exchange Act, our shareholders will have the opportunity at the Annual Meeting to endorse or not endorse the compensation of our named executive officers through a non-binding vote (commonly known as a “say-on-pay” vote) on the following resolution:

RESOLVED, that the compensation of the named executive officers of the Company, as disclosed pursuant to Securities and Exchange Commission rules, including in the Compensation Discussion and Analysis, compensation tables and narrative discussion, is hereby approved.

Even though the result of the say-on-pay vote is non-binding, the Board of Directors and Compensation Committee value the opinions that shareholders express in their votes and will consider the outcome of the vote when making future executive compensation decisions.

EXECUTIVE COMPENSATION

Compensation Discussion and Analysis

This Compensation Discussion and Analysis provides our shareholders an in-depth description and analysis of the Company’s executive compensation program and the compensation earned by the Company’s most senior executives (referred to as “named executive officers” or “NEOs” in this section) under the program. The Compensation Committee of the Board of Directors administers the program with the assistance of an independent compensation consultant directly retained by the Compensation Committee.

Executive Summary

The Executive Compensation Program and the Company’s Business Strategies

Piedmont’s executive compensation program establishes a strong connection between the incentive compensation opportunities for our executives under the program and the business strategies and financial success of the Company. As part of Piedmont’s strategic planning process, the Board of Directors has identified seven strategic directives that, when attained, will contribute to Piedmont’s long term financial and operating success:

•

Expand Our Core Natural Gas and Complementary Energy-Related Businesses to Enhance Shareholder Value

•

Preserve Financial Strength and Flexibility

•

Promote the Benefits of Natural Gas

•

Be the Energy and Service Provider of Choice

•

Achieve Excellence in Customer Service Every Time

•

Execute Sustainable Business Practices

•

Enhance Our Healthy, High Performance Culture

The financial performance metrics under our short and long term incentive compensation plans—EPS performance, EPS growth and total shareholder return—measure our progress in achieving the first two strategic directives listed above. Our progress on the remaining strategic directives is measured by the performance on the non-financial metrics under our annual Company Mission, Values, Performance (“MVP”) plan—employee safety, customer loyalty, community involvement and employee wellness which are described on page 38. Our progress on these strategic directives is also measured by the performance on our annual business objectives and demonstration of the Company’s core values and leadership competencies under the individual NEOs’ MVP merit performance plans.

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Strategic Directives

Expand Our Core Natural Gas and Complementary Energy-Related Businesses to Enhance Shareholder Value	Total Shareholder Return (TSR) and EPS growth are the metrics used to measure Long Term Incentive Plan (LTIP) performance.
Preserve Financial Strength and Flexibility	EPS performance carries the heaviest weight and serves as an incentive payout trigger on the Company MVP Plan. It is the only measure on the Short Term Incentive Plan (STIP).
Promote the Benefits of Natural Gas	Performance on Customer Loyalty, Community Involvement and Reputation is measured through external customer surveys. These are measures on the Company MVP Plan.
Be the Energy and Service Provider of Choice
Achieve Excellence in Customer Service Every Time
Execute Sustainable Business Practices	Employee participation in our Safety programs is measured on the Company MVP Plan.
Enhance Our Healthy, High Performance Culture	Employee participation in health screenings and risk assessments is a measure on the Company MVP Plan.

The Company MVP Plan is a balanced scorecard designed to address the interests of our shareholders, customers, employees and communities.

2012 Highlights

The Compensation Committee believes the strong connection between our compensation practices and the financial and operating success of the Company helped produce another year of solid performance and achievement for the Company as demonstrated by the following fiscal year 2012 highlights:

•

We generated net income of $119.8 million and diluted earnings per share of $1.66, an increase of 5.5% and 5.7%, respectively, from fiscal year 2011.

•

We generated total shareholder returns (stock price appreciation and dividends) of 54% for the three-year period ended October 31, 2012, in the 63rd percentile of our industry peer group and higher than the S&P 500 return of 45%.

•

Our Board of Directors approved a 3.4% increase in the annualized dividend, the 34th consecutive year of annual dividend increases for our Company.

We also demonstrated success in other areas of the Company, such as customer growth, progress on power generation projects, safety, financial strength and our strategic directives.

2012 Target and Actual Total Direct Compensation

As you review this section, you will see that our named executive officers receive a market level base salary that is not at-risk or performance-based and have the opportunity to earn additional compensation that is based on the Company’s performance and the market value of the Company’s Common Stock. Mr. Skains’ base salary represents 27% of his target total direct compensation. The remaining 73% of his target total direct compensation is either at risk because it is based on the Company’s performance measured against incentive plan targets set by the Compensation Committee or it varies based on the Company’s performance as it affects the market price of the Common Stock and the amount of dividends paid. More than 60% of the target total direct compensation of the other named executive officers is at-risk, performance-based compensation.

Based on their performance under the incentive plans, and as described in more detail below, for the 2012 fiscal year the Company’s named executive officers earned (i) MVP plan awards at 125% of the target level, (ii) STIP awards equal to 125% of the target level, and (iii) LTIP awards for the three fiscal year period from 2010 to 2012 at 50% of the target level.

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The charts below show the target total direct compensation opportunities in fiscal year 2012 for Mr. Skains and the mix of total direct compensation actually earned and realized by Mr. Skains in fiscal year 2012, in each case expressed as a percentage of his total direct compensation. Performance-based compensation includes MVP, STIP and LTIP.

The charts below show, as a percentage of total direct compensation, the average mix of 2012 target and actual realized total direct compensation for the named executive officers other than Mr. Skains.

2012 CEO Realized Compensation

The table below summarizes the total direct compensation Mr. Skains realized in 2012. Realized compensation differs from the compensation amounts shown in the Summary Compensation Table in the “Executive Officer Compensation Disclosure Tables” section, which are based on SEC calculation and reporting rules. The SEC rules require the disclosure of some elements of compensation, such as the grant date value of equity awards, that may or may not be realized in a future year or years. The realized compensation table is intended to show the value Mr. Skains actually realized from equity awards as well as his other current realized compensation. The realized compensation table is not intended as a substitute for the Summary Compensation Table. Instead, the Committee uses the realized compensation table for Mr. Skains as an additional information resource.

Base Salary	MVP/STIP	Equity Awards		Other	Total
		LTIP	Restricted Stock
$816,399	$677,526	$857,593	$0	$27,068	$2,378,586

The base salary and MVP/STIP amounts in the realized compensation table are the same as the amounts reported in the Summary Compensation Table in “Executive Officer Compensation Disclosure Tables” below. (The base salary amount is lower than Mr. Skains’ current annual base salary rate of $820,307 shown on page 38 because Mr. Skains’ base salary increase became effective as of the first pay period in January 2012, after the beginning of the Company’s 2012 fiscal year on November 1, 2011.) With respect to Mr. Skains’ equity awards, the table above shows the actual market value (before payment of withholding taxes) of the LTIP award Mr. Skains earned for the three year performance period that ended on October 31, 2012. The “Other” column includes the amounts reported in the “All Other Compensation” column of the Summary Compensation Table other than matching contributions to the Company’s 401(k) plan and Company contributions to the Defined Contribution Restoration Plan, because payment of those contributions is deferred until Mr. Skains’ retirement.

2012 Annual Meeting Executive Compensation Advisory Vote

At the 2012 annual meeting, the Company’s executive compensation program was approved by 82% of the votes cast on the “say-on-pay” proposal—a decrease from the 2011 annual meeting at which approximately 95% of the votes cast were in favor of approving the compensation earned by the named executive officers. The Compensation Committee believes the decrease in the percentage of votes cast in favor of the Company’s executive compensation was the result of a negative say-on-pay voting recommendation issued by a proxy advisory firm. The Company did not agree with the recommendation by that firm because it overemphasized one short-term performance measure and was based on a peer group that included companies that were not comparable to the Company. In response to the negative recommendation, the Company filed a summary of the Company’s position with the SEC and contacted its large institutional shareholders to discuss the Company’s disagreement with the negative recommendation. The Company’s discussions with those institutions indicated general support for the executive compensation program. In light of this feedback and the significant shareholder support of the executive compensation program, no substantive changes were made to the executive compensation program for fiscal year 2012.

The Compensation Committee is firmly committed to providing its executives with compensation opportunities that are tied to Company performance and shareholder value creation. We encourage you to review the complete description of the Company’s executive compensation program prior to casting your vote on this year’s say-on-pay advisory vote proposal.

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Executive Compensation Objectives and Principles

The Company’s executive compensation program is designed to support the Company’s objectives of attracting, motivating and retaining a high-quality executive team that will enable the Company to accomplish its overall business mission and objectives. The program is based on the following Board-approved executive compensation principles:

•

Pay base salary at or near the median of the competitive marketplace;

•

Provide short- and long-term incentive awards that are designed to motivate the named executive officers to achieve superior Company performance while placing an increasing amount of total compensation at risk as the executives assume greater responsibility in the Company;

•

Pay total direct compensation (the sum of base salary and short- and long-term incentive compensation) at or near the 75th percentile of the competitive marketplace for exceptional performance results;

•

Provide limited perquisites; and

•

Provide market-level retirement benefits.

The compensation earned by the Company’s named executive officers is intended to reflect each executive’s experience and expertise, functional responsibilities and individual performance as well as the performance of the Company. Consistent with the Company’s high performance culture, the executives’ at-risk, performance-based compensation increases as their responsibility and ability to impact Company results increases. The long-term incentive compensation opportunities, as a percentage of base salary, are greater than the short-term incentive compensation opportunities, in order to encourage longer-term, strategic action by the executives.

While base salary is designed to be on par with the median (50th percentile) of the Company’s Market Benchmark (as defined below), the Company’s compensation programs encourage superior short- and long-term results by offering performance-based incentives which, if earned at the maximum (or stretch) performance targets, are intended to place total direct compensation at the 75th percentile of the Market Benchmark. Secondary objectives of the executive compensation program, achieved through equity grants and stock ownership guidelines, are to promote stock ownership by the named executive officers to further align their interests with those of the Company’s shareholders and mitigate compensation risk.

Compensation Consultant

The Compensation Committee engaged Hay Group as its independent compensation consultant for fiscal year 2012 for advice on all executive compensation matters. Each year, the Compensation Committee reviews the performance and level of service provided by Hay Group, as well as related fees. In fiscal year 2012, Hay Group also provided general compensation consulting services to the Company related to non-executive reward consulting, sales incentive compensation consulting, compensation survey data and job evaluation services.

Market Benchmarking

The Compensation Committee uses data from two sources as reference points to ensure that the Company’s executive compensation program offers competitive total compensation opportunities and reflects best practices in compensation plan design. These two sources are a benchmark peer group of publicly traded companies engaged in the natural gas distribution business (the “Peer Group”) and compensation survey data from a broad cross-section of industrial companies in the United States.

The Peer Group companies are selected based on their focus on natural gas distribution in multi-state territories, including some with significant natural gas transmission pipeline operations, and similar annual revenues and market capitalization to Piedmont. It is intended that Peer Group companies meet a majority of these criteria for inclusion. The Compensation Committee reviews and selects the Peer Group companies on an annual basis.

The companies comprising the Peer Group are shown below:

PEER GROUP COMPANIES

AGL Resources Inc.	ONEOK Inc.(1)
Atmos Energy Corporation	Questar Corporation(1)
CenterPoint Energy, Inc.(1)	South Jersey Industries, Inc.
The Laclede Group, Inc.	Southwest Gas Corporation
New Jersey Resources Corporation	Vectren Corporation
NiSource Inc.	WGL Holdings, Inc.
Northwest Natural Gas Company

(1)

These companies were added to the Peer Group for purposes of establishing the Market Benchmark beginning with fiscal year 2012 and the Total Shareholder Return performance measure under the Long-Term Incentive Plan beginning with the three-year performance period that commenced November 1, 2011.

The Compensation Committee also uses as a reference point information provided by Hay Group on annual base salary levels and trends in the broader U.S. general industrial market. The U.S. industrial market data is compiled from Hay Group’s Industrial Executive Compensation Report, an annual executive compensation survey with data on more than 100 executive level positions from almost 300 organizations. The Committee uses the Report data to ensure that the Company’s executive compensation programs are competitive with industrial companies that are not in the natural gas distribution business. The identities of the companies included in the Report are not known or considered by the Compensation Committee. The U.S. industrial market data from the Report, together with the Peer Group data, is referred to as the “Market Benchmark.”

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Compensation Setting Process

The Compensation Committee evaluates and sets compensation for the named executive officers annually, based on the Market Benchmark as well as input from the Company’s CEO on the performance of the named executive officers, excluding himself. Under the executive compensation principles approved by the Board, base salaries are targeted at the median (50th percentile) of the Market Benchmark. Incentive or “at-risk” compensation is intended to be the compensation component that will motivate the executive team to achieve superior results and, when accomplished, reward them accordingly. Total direct compensation levels (base salary plus short- and long-term incentive compensation) are established (with aggressively set targets) at or near the 75th percentile of the competitive marketplace when stretch performance targets are achieved. The Compensation Committee uses the Market Benchmark to establish the 50th and 75th percentiles.

The Company’s CEO develops pay recommendations for the named executive officers, excluding himself, based on:

•

The Market Benchmark;

•

Each executive’s individual performance, experience and expertise, and functional responsibilities; and

•

Company performance, both financial and non-financial.

The CEO is assisted in the development of the pay recommendations by the Company’s Human Resources department. The Compensation Committee reviews the pay recommendations with the advice of Hay Group concerning the competitiveness of the compensation based on the Market Benchmark and alignment with the Company’s executive compensation philosophy. The Compensation Committee then sets the base salary and incentive opportunities for the named executive officers (other than the CEO) based on its review of the pay recommendations. The Compensation Committee sets the base salary and incentive opportunities for the CEO based on a performance evaluation conducted by the Board of Directors and a similar informational analysis of the Market Benchmark.

Elements of Compensation

Component	Purpose	How Determined	Performance Based?
Base Salary	Base compensation for services rendered	Median of competitive market	No
Mission, Values, Performance (MVP) Plan	Reward achievement of financial, employee safety, employee wellness, customer loyalty and community involvement goals	Actual performance versus threshold, target and stretch goals established by the Compensation Committee	Yes
Short-Term Incentive Plan (STIP)	Reward achievement of annual earnings per share target	Actual earnings per share versus threshold, target and stretch goals established by the Compensation Committee	Yes
Long-Term Incentive Plan (LTIP)	Reward growth in earnings per share and level of total shareholder return over multi-year periods relative to Peer Group	Actual increase in earnings per share and actual total shareholder return versus Peer Group at threshold, target and stretch levels established by the Compensation Committee	Yes
Retention Awards	Support executive retention	Analysis of competitive market	No(1)
Retirement Benefits	Provide a base level of retirement income and encourage additional savings for retirement	Analysis of competitive market	No
Perquisites	Support position responsibilities and provide a more tangible benefit than an equivalent amount of cash compensation	Analysis of competitive market	No

(1)

Although not performance based, retention awards are at risk because their value varies based on the Company’s performance as it affects the market price of the Company’s Common Stock and the dividends to be paid.

Base Salary

The Company’s compensation philosophy requires that the base salary levels for the named executive officers reflect each executive’s functional responsibilities, experience and expertise, and individual performance. To determine the appropriate base salary levels necessary to attract and retain top quality executives, the Compensation Committee reviews in December of each year the base salary information from the U.S. industrial market, as described above, and proxy compensation data for companies in the Peer Group, which is presented and explained by Hay Group. The base salary information is used to create salary ranges and recommended base salaries targeted at the median (50th percentile) of the competitive Market Benchmark. The Compensation Committee then reviews the named executive officer’s current base salary against this market information, based on the executive’s functional responsibilities.

Named executive officer base salary increases also reflect the performance, experience and expertise of the individual executive. The Compensation Committee’s evaluation of individual performance is primarily based on each executive’s demonstration of the Company’s core values and leadership competencies and the attainment of key performance objectives for which the executive has responsibility.

•

Core values and leadership competencies. The Company’s core values (integrity, respect, excellence, stewardship and health) and leadership competencies (such as decision making, strategic thinking and communication) are subjective measures of how each executive performs his or her work in accordance with the Company’s core values and corporate culture.

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•

Key performance objectives. Key performance objectives are related to the Company’s strategic and operating goals. Key performance objectives for fiscal year 2011 were specific corporate initiatives in the executive’s areas of responsibility and were used by the Compensation Committee to assess merit increases for the named executive officers for fiscal year 2012. Some of the key performance objectives were:

–

Renewal of the Company’s long-term strategic plan;

–

Progress on major power generation delivery projects;

–

Promotion of the new company brand;

–

Delivery of strategic technology solutions; and

–

Enhancement of regulatory, environmental and safety compliance and reporting.

Individual performance in the core values and leadership competencies components (weighted at 45%), and performance objectives components (weighted at 55%) determined the executive’s score on his or her annual performance plan. This score was then compared to the average annual performance plan score for all employees, and the target base salary merit increase percentage (3.0% for 2012 compensation) was adjusted to reflect the executive’s score relative to the Company average. This amount was further adjusted by an amount, if any, determined by the Compensation Committee that targeted a resulting salary level in the range of the median (50th percentile) of the competitive marketplace based on the Market Benchmark, taking into account that executive’s experience and expertise as well as the operating performance and financial condition of the Company.

In December 2011, the Committee approved the following base salary increases for the named executive officers based on the factors described in the Compensation Discussion & Analysis contained in the proxy statement for the 2012 annual meeting. In 2011, Mr. Newlin was promoted to Chief Financial Officer with additional duties and responsibilities and Ms. Lewis-Raymond was promoted to Senior Vice President and took on the added role of Chief Community Affairs Officer. Mr. Newlin and Ms. Lewis-Raymond each received a larger base salary increase to reflect the expanded duties and responsibilities associated with these positions.

Executive	2012 Base Salary	2011 Base Salary	% Increase
Mr. Skains	$820,307	$794,908	3.2%
Mr. Newlin	$385,000	$318,964	20.7%
Mr. Yoho	$413,043	$401,740	2.8%
Mr. O’Hara	$354,516	$343,539	3.2%
Ms. Lewis-Raymond	$336,330	$296,556	13.4%

Annual Incentives—Mission, Values, Performance (“MVP”) Plan

The Company’s MVP plan is an annual Company-wide plan covering all regular employees. For fiscal year 2012, the named executive officers had a target MVP plan cash incentive opportunity equal to 6% of fiscal year earnings.

The MVP plan is designed to establish financial, employee safety, employee wellness, customer loyalty and community involvement goals and reward achievement of those goals. The MVP plan for fiscal year 2012 included a Company basic earnings per share (“EPS”; as used in this Proxy Statement, EPS refers to basic, or undiluted, EPS) performance measure (weighted 30%) and several non-financial performance measures (weighted 70% in the aggregate). These non-financial performance measures are identified by management and the Compensation Committee as important to the Company’s business mission and values. For fiscal year 2012, these measures were customer loyalty, employee safety, community involvement and employee health and wellness. The MVP plan has threshold, target and stretch performance levels for each performance measure.

The customer loyalty measure comprised 25% of the MVP plan and gauged overall customer loyalty, based on customer responses to survey questions administered by an independent consulting firm for the Company. The customer loyalty score was determined by using a weighted average scoring method. The employee safety measure comprised 25% of the MVP plan and measured the number of employees who completed a minimum number of safety activities as part of our leading indicator behavioral-based safety program. The community involvement measure comprised 10% of the MVP plan and gauged the Company’s reputation (5%) and community involvement (5%), based on customer responses to survey questions administered by an independent consulting firm for the Company. The community involvement score was determined by using a weighted average scoring method. The employee health and wellness measure comprised 10% of the MVP plan and measured employee participation in health screenings, health risk assessments and additional wellness activities.

The MVP plan awards are contingent on the achievement of a predetermined annual Company EPS target to ensure the awards are funded with profit levels consistent with the Company’s earnings objectives for shareholders. If EPS performance is less than 95% of target, there would be no cash distribution of the MVP plan awards. If EPS performance is at 95% of target, payout would be at 50% of the target incentive opportunity. If EPS is at 100% of target, payout would be 100% of the target incentive opportunity. If EPS is at 105% or greater than target, payout would be 150% of the target incentive opportunity. Payouts for EPS performance levels between 95% and 105% of target are determined by linear interpolation. As long as the overall MVP plan score is equal to or greater than target, the MVP plan payout is based solely on EPS performance. If the overall MVP plan score is less than target, the payouts are reduced proportionately.

The threshold, target and stretch levels for the EPS and non-financial measures in the Company MVP plan were approved by the Compensation Committee of the Board of Directors at the beginning of fiscal year 2012. Actual results for each measure were determined at year end and were compared to the threshold, target, or stretch levels. Results falling between pre-determined threshold, target, or stretch levels were calculated by linear interpolation. Each score was weighted and a final overall weighted MVP plan score was calculated. Management presented fiscal year-end MVP plan results to the Compensation Committee. The Compensation Committee approved the award based on actual results on the objective measures and exercised no discretion.

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The following table shows the threshold, target and stretch levels for each measure in the MVP plan and the actual fiscal year 2012 results for each measure:

Goals	Threshold (Score=1)	Target (Score=2)	Stretch (Score=3)	Weight	Actual Performance	Year-End Score	Weighted Score
EPS	$1.55	$1.63	$1.71	30%	$1.67	2.5	0.75
Employee Safety	80% of employees receive at least 1200 points for safety activities	85% of employees receive at least 1200 points for safety activities	90% of employees receive at least 1200 points for safety activities	25%	98%	3.0	0.75
Customer Loyalty	Customer loyalty score of 8.20	Customer loyalty score of 8.30	Customer loyalty score of 8.40	25%	8.37	2.7	0.68
Community Involvement	Reputation score of 8.80	Reputation score of 8.90	Reputation score of 9.00	5%	8.98	2.8	0.14
	Community Involvement score of 5.77	Community Involvement score of 5.97	Community Involvement score of 6.17	5%	6.06	2.5	0.13
Employee Wellness	86% participation in health screenings and health risk assessment	88% participation in health screenings and health risk Assessment and 65% participation in one additional wellness activity	90% participation in health screenings and health risk Assessment and 70% participation in one additional wellness activity	10%	94%/74%	3.0	0.30
FISCAL YEAR 2012 MVP PLAN WEIGHTED SCORE: 2.75

The Company’s EPS of 102% of target and the MVP plan weighted score of 2.75 resulted in an overall MVP plan payout at 125% of the target level.

The 2012 MVP plan target, maximum and actual payouts for the named executive officers are shown in the following table.

Executive	Target Opportunity as Percentage of Fiscal Year Earnings	Target 2012 MVP Plan Award	Maximum 2012 MVP Plan Award	Actual 2012 MVP Plan Award(1)
Mr. Skains	6%	$52,134	$78,201	$65,167
Mr. Newlin	6%	$24,034	$36,051	$30,042
Mr. Yoho	6%	$26,270	$39,405	$32,838
Mr. O’Hara	6%	$22,531	$33,797	$28,164
Ms. Lewis-Raymond	6%	$21,376	$32,064	$26,720
(1) These amounts are also reported in the “Non-Equity Plan Incentive” column of the Summary Compensation Table in “Executive Officer Compensation Disclosure Tables.”

Annual Incentives—Short-Term Incentive Plan (“STIP”)

The Company’s STIP rewards short-term (annual) financial performance. The Compensation Committee reviews and approves STIP cash incentive opportunities for the named executive officers each year, taking into account each executive’s responsibilities, competitive pay practices and overall Company financial performance. STIP cash incentive compensation opportunities are expressed as a percentage of base salary earned for the fiscal year. The target percentages, combined with the 6% MVP plan target opportunity, align with median market practices for annual incentive compensation opportunities based on the Market Benchmark.

STIP awards are made based on the achievement of a predetermined annual Company EPS target to ensure the STIP is funded with profit levels consistent with the Company’s earnings objectives for shareholders. If EPS performance is less than 95% of target, there would be no cash distribution. If EPS performance is at 95% of target, there would be a 50% distribution. If EPS is at 100% of target, there would be a 100% distribution. If EPS is at 105% or greater than target, there would be a 150% distribution. STIP awards for EPS performance levels between 95% and 105% of target are determined by linear interpolation.

The EPS target under the STIP is approved by the Compensation Committee and the Board of Directors. The EPS target for fiscal year 2012 was $1.63. For fiscal year 2012, EPS performance was $1.67. This performance resulted in incentive payouts equal to 125% of the target level. The 2012 STIP target, maximum and actual payouts for the named executive officers are shown in the following table.

Executive	Target Opportunity as Percentage of Fiscal Year Base Salary	Target 2012 STIP Award	Maximum 2012 STIP Award	Actual 2012 STIP Award(1)
Mr. Skains	60%	$489,894	$734,841	$612,359
Mr. Newlin	50%	$189,870	$284,805	$237,353
Mr. Yoho	50%	$205,672	$308,508	$257,119
Mr. O’Hara	40%	$141,146	$211,719	$176,407
Ms. Lewis-Raymond	40%	$133,911	$200,867	$167,391
(1) These amounts are also reported in the “Non-Equity Plan Incentive” column of the Summary Compensation Table in “Executive Officer Compensation Disclosure Tables.”

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Long-Term Incentives

To support the Company’s pursuit of long-term creation of shareholder value, as well as the motivation and retention of a high-quality executive team, the Company makes Long-Term Incentive Plan (“LTIP”) awards to the named executive officers and other key management employees. Combined with the STIP and MVP plan incentive opportunities, the Company’s LTIP emphasizes “pay at risk” for the Company’s named executive officers in a manner consistent with the Company’s high performance culture.

The LTIP is designed to reward long-term Company performance against objective financial goals as well as relative total shareholder return performance (stock price appreciation plus dividend payments) against the Company’s Peer Group. Under the LTIP, the Compensation Committee awards equity units to the named executive officers under a formula that considers position, base salary and stock price/performance share valuation at the time of award, and the number of months of participation. The formula includes a discount for risk of forfeiture over the performance period. Grant sizes are also reviewed in light of the Market Benchmark for each executive’s position to ensure that grant sizes are competitive. Each equity unit awarded is equivalent in value to one share of Common Stock. No dividends or dividend equivalents are paid or accrued on these units during the performance period. Target opportunities for fiscal year 2012 LTIP grants for the named executive officers are summarized in the following table.

FISCAL YEAR 2012 LTIP GRANT TARGET OPPORTUNITIES

Executive	Target Opportunity as Percentage of Base Salary
Mr. Skains	100%
Mr. Newlin	60%
Mr. Yoho	60%
Mr. O’Hara	60%
Ms. Lewis-Raymond	60%

LTIP awards are paid out based on the levels of absolute financial performance and relative Peer Group performance achieved by the Company during each three year LTIP performance period. Two measures are used to determine performance, both of which are predicated on creating long-term value for the Company’s shareholders. One of the measures reflects absolute financial performance by the Company and the other measure is relative performance:

•

A stated compounded annual increase in Company EPS determines 50% of the LTIP award payout; and

•

The Company’s percentile ranking for total shareholder return (including both stock price appreciation and dividend payment) performance in comparison to the Peer Group companies shown in the table below entitled “Total Shareholder Return Performance Measurement for LTIP Awards” determines the remaining 50% of the payout.

The measures recognize two very important factors for investors—long-term EPS growth and total shareholder return performance against other companies in the natural gas utility sector. This design is consistent with the Company’s philosophy of providing named executive officers the opportunity to earn above-median compensation through incentive compensation that is delivered for creating significant shareholder value by recognizing both EPS growth and relative total shareholder return performance.

The following tables summarize the pay-for-performance EPS component portion and total shareholder return component of the LTIP.

EPS GROWTH MEASUREMENT FOR LTIP AWARDS

Three-Year Compounded Annual EPS Increase	Payout Percentage for EPS Growth Component of LTIP Award(1)
120% of target (stretch)	120%
100% of target	100%
80% of target (threshold)	80%
Less than 80% of target	No payout
(1) LTIP payouts for EPS performance between the performance levels shown above are determined by linear interpolation.

TOTAL SHAREHOLDER RETURN PERFORMANCE MEASUREMENT FOR LTIP AWARDS

Company Performance Ranking in Comparison to Peer Group Performance	Payout Percentage for Total Shareholder Return Component of LTIP Award
At or above 90th percentile	120%
75th to 89th percentile	110%
50th to 74th percentile	100%
40th to 49th percentile	90%
25th to 39th percentile	80%
Below 25th percentile	No payout

At October 31, 2012, the named executive officers had the 2012, 2013 and 2014 LTIP awards outstanding, which cover the three-year performance periods ending October 31, 2012, October 31, 2013, and October 31, 2014, respectively. The following table summarizes actual results against performance measures for the 2012 LTIP award, and the performance measures for the 2013 and 2014 LTIP awards. The Compensation Committee annually reviews the EPS growth target for new LTIP awards. The EPS growth target for the 2012, 2013 and 2014 LTIP Awards was set at 4%. The Company and its Board of Directors believe this long-term EPS growth rate, combined with stock price appreciation and dividend yield, will offer its shareholders a market competitive return on their investment.

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Award	Performance Period— 3-year period ending	Compounded Annual EPS Increase			Actual Compounded Annual EPS Increase	Target Total Shareholder Return Ranking			Actual Total Shareholder Return Ranking
		Threshold	Target	Stretch		Threshold	Target	Stretch
2012	October 31, 2012	3.2%	4.0%	4.8%	-0.2%	25th	50th to 74th	90th	63rd
		$1.85	$1.89	$1.93	$1.67	percentile	percentile	percentile	percentile
2013	October 31, 2013	3.2%	4.0%	4.8%	(1)	25th	50th to 74th	90th	(1)
		$2.15	$2.20	$2.26		percentile	percentile	percentile
2014	October 31, 2014	3.2%	4.0%	4.8%	(1)	25th	50th to 74th	90th	(1)
		$1.74	$1.78	$1.82		percentile	percentile	percentile
(1) Performance not completed.

Based on the EPS and total shareholder return ranking shown above for the performance period ended October 31, 2012, the 2012 LTIP Award generated a total incentive payout equal to 50% of each named executive officer’s target opportunity. The targets for the 2012 LTIP Award were based on a stock price of $23.28 on October 31, 2009 and EPS of $1.68 for fiscal year 2009. The Company’s three year compounded annual EPS growth was -0.2%, compared to a 4% target performance level, and the Company was in the 63rd percentile for total shareholder return relative to the Peer Group. The 2012 LTIP Award target, maximum and actual payouts to the named executive officers are shown in the following table.

Executive	Target 2012 LTIP Award	Maximum 2012 LTIP Award	Actual 2012 LTIP Award
Mr. Skains	54,589 shares	65,507 shares	27,295 shares
Mr. Newlin	12,250 shares	18,375 shares	6,125 shares
Mr. Yoho	16,401 shares	19,681 shares	8,201 shares
Mr. O-Hara	14,163 shares	16,996 shares	7,082 shares
Ms. Lewis-Raymond	11,112 shares	16,668 shares	5,556 shares

All outstanding LTIP incentive opportunities, as well as proposed new grants, are reviewed each year by the Compensation Committee to ensure the targeted Company performance levels and total compensation mix for named executive officers are consistent with the Company’s executive compensation philosophy. The Company does not have any program, plan or practice to time “off-cycle” awards in coordination with the release of material non-public information.

Retention Awards

The Compensation Committee from time to time awards restricted stock and retention units to (i) support the Company’s executive retention strategy, (ii) further align the executives’ interests with those of the Company’s shareholders by rewarding long-term shareholder value creation and (iii) diversify the mix of compensation under the Company’s executive compensation program comparable to the Company’s Peer Group. The Compensation Committee has not adopted a regular schedule or policy for making retention awards. The currently outstanding retention unit awards were granted by the Compensation Committee to Mr. Skains on December 15, 2011 and to all participants in the LTIP (including Mr. Skains) on December 15, 2010.

The December 15, 2011 grant to Mr. Skains included 64,700 retention units. The Compensation Committee approved the December 2011 grant to preserve continuity of CEO leadership in order to achieve the objectives and initiatives included in the Company’s strategic plan. The relatively strong five-year total shareholder return during the economic recession was also a factor in the Committee’s deliberations. Like the 2006 grant, the vesting is heavily weighted toward the end of the five-year period to incentivize retention. The Compensation Committee believes that this grant complements the total mix of compensation awarded to Mr. Skains. While his compensation mix can swing disproportionately toward non-performance-based compensation in years when retention grants are made, the Committee is satisfied that the compensation mix over longer measurement periods falls within its target parameters while still promoting the balanced goals of performance and retention. The targeted after-tax value of the retention unit grant equaled two times Mr. Skains’ base salary at the time of $820,307. The retention units will vest on the following vesting schedule, provided Mr. Skains remains employed through each of the vesting dates: 20% on December 15, 2014, 30% on December 15, 2015, and the remaining 50% on December 15, 2016. During the vesting period, dividend equivalent units will accrue on the retention units and vest according to the same vesting schedule. Upon each vesting date, the number of vested retention units remaining after payment of withholding taxes will be paid to Mr. Skains in the form of one share of Common Stock per retention unit.

The number of retention units included in the December 15, 2010 grant to all LTIP participants was equal to 25% of the sum of the target performance units awarded to the participant for the LTIP performance periods ending October 31, 2011, 2012 and 2013. These retention units will become fully vested on December 15, 2013, subject to the participant’s continued employment with the Company through that date. The vested units remaining after payment of withholding taxes will be paid to the participants in the form of one share of Common Stock for each vested unit. No dividends or dividend equivalent payments will be paid or accrued on these units during the vesting period.

Summary of Compensation Components—Mix of Total Direct Compensation

The following charts show the mix of the target total direct compensation opportunities in fiscal year 2012 for Mr. Skains and the mix of compensation elements actually earned and realized for fiscal year 2012 by Mr. Skains, in each case expressed as a percentage of his total direct compensation. The actual compensation realized from the incentive compensation opportunities is determined by Company performance over a one year period (in the case of the MVP plan and STIP) or a three year performance period (in the case of LTIP).

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The charts below show, as a percentage of total direct compensation, the average mix of 2012 target and actual realized total direct compensation for the named executive officers other than Mr. Skains.

Retirement Benefits

The Company provides all regular employees the opportunity to participate in a 401(k) plan. In order to encourage employees to save for their retirement, the 401(k) plan contains an automatic enrollment feature. The Company matches employee contributions at 100%, up to 5% of the employee’s pay. The named executive officers participate in the 401(k) plan on the same terms as other eligible employees, up to the Internal Revenue Code limitations.

The Company maintains a defined benefit plan (the “Retirement Plan”) for employees hired before January 1, 2008. Employees accrue benefits under the Retirement Plan for up to 35 years of service. The benefit accrual rate for pre-2008 service is greater during the first 20 years of service than it is for the next 15. For service after December 31, 2007, the benefit accrual rate is the same for each year of service up to 35. The Company also maintains a defined contribution plan for employees hired on or after January 1, 2008, instead of the Retirement Plan. Because Mr. Newlin was hired after 2008, he participates in the defined contribution plan. The Company makes a contribution to that plan on his behalf equal to 4% of his compensation plus another 4% for a total of 8% of that portion of his compensation that exceeds the Social Security wage base. Mr. Newlin will become vested in the Company contributions to the plan (and the earnings on those contributions) upon his completion of 3 years of vesting service.

The Company also maintains a Defined Contribution Restoration Plan (the “DC Restoration Plan”) and a Voluntary Deferral Plan.

All officers of the Company (including the Company’s named executive officers) are eligible to participate in the DC Restoration Plan. The DC Restoration Plan provides supplemental retirement benefits to covered officers, including named executive officers, whose benefits under the qualified retirement plans are adversely affected by the Internal Revenue Code limitations that apply to the qualified retirement plans. The plan’s objective is to bring the targeted retirement income for the covered officers to the same percentage non-affected employees would receive under the qualified retirement plans. The Company credits each participant’s DC Restoration Plan account with an amount equal to 13% of the participant’s total annual compensation (base salary and annual cash incentive compensation) that exceeds the Internal Revenue Code compensation limitation that applies to the Company’s qualified retirement plans. (The limitation was $250,000 for 2012. It is adjusted periodically by the Internal Revenue Service.) A participant’s DC Restoration Plan account is deemed to be invested in accordance with the participant’s election in investment options that are similar to most of the options available under the Company’s 401(k) plan. A participating named executive officer’s DC Restoration Plan account becomes vested after the participant completes five years of service. The vested amount credited to a participant’s DC Restoration Plan account will be distributed to the participant upon separation from service.

The Voluntary Deferral Plan allows the named executive officers and other key employees to save additional amounts for retirement or other long-term financial goals by electing to defer a portion of their base salary and annual cash incentive compensation. No Company contributions are made to the Voluntary Deferral Plan. All amounts deferred by a participant under the Voluntary Deferral Plan will be credited to an account maintained in the participant’s name. A participant’s Voluntary Deferral Plan account is deemed to be invested in accordance with the participant’s election in investment options that are similar to most of the options available under the Company’s 401(k) plan. All amounts deferred by participants under the Voluntary Deferral Plan are fully vested. A participant’s Voluntary Deferral Plan account will be distributed to the participant upon separation from service or, if earlier, a date specified by the participant at the time the participant makes his or her deferral election. None of the executive officers contributed to the Voluntary Deferral Plan during fiscal year 2012.

The Company also maintains individual term life insurance policies for the named executive officers ($1,950,000 for Mr. Skains, $200,000 for Mr. Newlin, $1,450,000 for Messrs. Yoho and O’Hara and $950,000 for Ms. Lewis Raymond). The coverage amounts are higher for named executive officers who participated in the former Supplemental Executive Benefit Plan to preserve the life insurance coverage benefit they had under that plan prior to its termination in 2008.

Other Compensation

As part of a comprehensive executive pay program, the Company provided the named executive officers the following perquisites in fiscal year 2012:

•

Reimbursement of tax preparation expenses (annual capped allowance);

•

Home security (Mr. Skains only);

•

Limited spousal travel and family entertainment associated with Company functions; and

•

Sporting and cultural event tickets.

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Management and the Compensation Committee believe that the perquisites described above support and facilitate position responsibilities, while providing a more tangible benefit than an equivalent amount of cash compensation. These perquisites are considered in the Compensation Committee’s review of total compensation for the named executive officers. However, because these perquisites represent a relatively small portion of the named executive officers’ total compensation, they do not materially influence the Compensation Committee’s decisions regarding total compensation.

Executive Stock Ownership Guidelines

At the recommendation of the Compensation Committee, the Company’s Board has established stock ownership guidelines for all employees who participate in the LTIP, including the named executive officers. The Committee strongly advocates stock ownership as a means to better align management interests with those of shareholders. The targeted ownership level for Mr. Skains is Common Stock having a market value equal to five times his base salary. The targeted ownership level for each of the other named executive officers is Common Stock with a market value equal to three times his or her base salary. Each named executive officer has a period of five years to achieve the applicable targeted ownership level of Common Stock, but they are deemed to be in compliance with the guidelines if they retain all Common Stock awarded to them through equity awards until their applicable base salary multiple is achieved. Up to 25% of STIP awards will be used to purchase Common Stock if an executive does not meet the ownership guidelines because of his or her sale or disposition of Common Stock.

These stock ownership targets are consistent with the Market Benchmark. The Compensation Committee also reviews on a regular basis the amount of stock owned by each named executive officer to ensure they are in compliance with the guidelines. Each named executive officer is currently in compliance with the stock ownership guidelines.

Employment Agreements

Each named executive officer is party to an Amended and Restated Employment Agreement (the “Employment Agreement”) with the Company. In approving the Employment Agreements, the Compensation Committee determined that the continued retention of the services of the named executive officers on a long-term basis is in the best interest of the Company in that it promotes the stability of senior management and enables the Company to retain the services of well-qualified officers with extensive contacts and experience in the natural gas distribution industry. Each of these Employment Agreements is substantially similar, and the material terms of the agreements are described below under “Post-Employment Benefits.”

Retirement Policy

The Company requires its senior officers (CEO and officer direct reports) to retire from employment with the Company by the annual shareholder meeting following the date the officer attains age 65. An officer who meets the mandatory retirement conditions specified in this Policy may continue in employment beyond the annual shareholder meeting following the date the officer attains age 65 if the Compensation Committee approves the continued employment. In such event, employment may continue until such time as the Committee withdraws its approval of the continued employment.

Severance and Change-in-Control Agreements

The Company believes that the occurrence of a change-in-control can create insecurity among senior executives regarding continued employment. In view of this, the Company has entered into a Severance Agreement with each named executive officer. The primary objective of the Severance Agreements is to protect the Company’s interests by eliminating the distraction created by the lack of severance upon termination. This belief is evidenced by the Company’s use of a “double trigger” arrangement, which requires a change-in-control event (as defined in the agreements) to be followed by the executive’s involuntary or constructive termination in order for severance benefits to be paid. The severance benefits provided under the Severance Agreements are based on a competitive design and costing analysis of the Peer Group conducted for the Compensation Committee by Hay Group.

The Company does not pay any tax gross-ups on benefits paid under the Severance Agreements. Under the Severance Agreements, in the event that any payment or benefit received or to be received by the officer constitutes a non-deductible “parachute payment” (in whole or part) under Section 280G of the Internal Revenue Code, then the executive is responsible for the payment of the related excise taxes under Section 4999 of the Internal Revenue Code. If it is determined that reducing the benefits below the level at which they become “excess” parachute payments would result in a greater after-tax benefit to the executive, these benefits will be reduced to the extent necessary to exclude such benefits from Section 4999 taxation. The Company believes that this “greater of” approach delivers a greater portion of the intended severance benefit to the executive without incurring the additional expense of a tax gross-up.

The Severance Benefits (Termination Following a Change-in-Control) Table and accompanying narrative and footnotes in “Executive Officer Compensation Disclosure Tables” disclose the severance benefits payable under the Severance Agreements to each named executive officer, based on a hypothetical Company change-in-control and involuntary or constructive employment termination date of October 31, 2012.

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Tax Deductibility of Executive Compensation

Section 162(m) of the Internal Revenue Code generally limits the tax deductibility of compensation paid by a public company to its Chief Executive Officer and certain other executive officers to $1 million in the year the compensation becomes taxable to the executive. There is an exception to the limit on deductibility for performance-based compensation that meets certain requirements.

The Company considers the impact of this rule when developing and implementing short- and long-term incentive programs to meet the deductibility requirements by focusing on performance-based incentive compensation opportunities. The Company believes it is important to preserve flexibility in administering compensation programs in a manner designed to promote varying corporate goals. Accordingly, the Company has not adopted a policy that all compensation must qualify as deductible under Section 162(m). Amounts paid under the compensation program, including base salaries, MVP plan awards and grants of deferred shares (restricted stock and retention units), may not qualify as performance-based compensation excluded from the limitation on deductibility.

Compensation Risk Assessment

During fiscal year 2012, the Compensation Committee reviewed and discussed an analysis of the relationship between the Company’s compensation practices and risk. The analysis was prepared by Company management with the assistance of the Compensation Committee’s compensation consultant and the Company’s outside counsel. After reviewing and discussing the analysis, the Compensation Committee concluded that the Company’s compensation practices do not encourage inappropriate risk taking and therefore are not reasonably likely to have a material adverse effect on the Company. The Committee’s conclusion was based, in part, on the following:

•

Award payouts are capped. Annual cash bonuses under the STIP and MVP plan are capped at 150% of each participant’s target award (STIP individual targets range from 3% to 60% of base salary; MVP plan individual target awards range from 2% to 6% of base salary). LTIP awards are capped at 120% of each participant’s target award (individual target awards range from 20% to 100% of base salary).

•

Board monitors performance against Board-approved budget. The Company’s annual capital budget and budgeted earnings per share are approved in advance by the Board of Directors and performance compared to budget is reviewed regularly with the Board. The Company has numerous internal controls to monitor actual performance compared to budget.

•

Annual performance targets based on Board-approved business plan. The threshold, target and maximum performance levels for STIP and MVP plan awards are based on an overall Company business plan that has been reviewed and approved by the Board of Directors and is in line with the Company’s budget and announced market guidance.

•

Balance between base salary and performance-based compensation. The caps on performance-based incentive compensation insure an appropriate balance between base salary and performance-based incentive compensation.

•

Balance between short-term and long-term performance. The balance between short-term (STIP and MVP plan) targets and long-term (LTIP) targets supports a balanced focus on both short-term and long-term performance. One of the LTIP performance metrics is the Company’s compounded annual EPS growth rate. The long-term EPS growth rate under the LTIP provides a balance to the annual EPS performance metric under the STIP and MVP plan.

•

Overlapping performance periods discourages short-term focus. LTIP awards have three-year overlapping performance periods. This overlapping period design results in performance in a given year impacting three performance award opportunities, discouraging favoring annual performance at the expense of long-term results.

•

Effective internal controls over financial reporting. The Company’s controls include written policies and guidelines, internal audits, regular reviews by management and by the Audit Committee of the Board of Directors, and careful selection and training of accounting personnel. The internal controls minimize the risk that incentive awards will be based on EPS performance that is inaccurate.

•

Significant Board oversight of award measures and payouts. The Compensation Committee reviews and approves the measures for all awards for which executive officers are eligible, reviews actual Company performance at the end of each performance period and approves all STIP, MVP plan and LTIP awards prior to payment of any awards.

•

Linear payout curve under incentive plans. The payout curve under the incentive plans, from threshold to maximum, is a straight line (linear) progression, which mitigates against inappropriate risk-taking to achieve exponentially greater awards.

•

Stock ownership policy mitigates against short-term view. The Compensation Committee has adopted a stock ownership policy that requires significant stock ownership by executives who are members of the Company’s Leadership Council, all of whom participate in the Company’s long-term and short-term incentive plans. Requiring executives to retain their shares supports a focus on long-term performance.

•

Award programs focused on specific areas of the Company’s operations are limited and immaterial. Employees in a few specific areas of the Company’s operations are eligible for limited performance bonuses as an incentive for successful performance. The dollar amount of these awards is immaterial to the Company.

•

Compensation plans are methodically designed and administered. The Compensation Committee has adopted stated policies and practices for compensation plan design. The compensation plans are documented, communicated and administered on a consistent basis.

Conclusion

The Compensation Committee has reviewed all components of the compensation earned by the named executive officers under the Company’s executive compensation program, including base salary, short- and long-term incentive compensation, retirement benefits and the dollar value of all perquisites and other personal benefits. The Compensation Committee concluded that the compensation components and the compensation in the aggregate are reasonable and appropriate and operated as intended in 2012 by continuing to support a strong link between pay and performance and the long term interests of the Company’s shareholders.

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Executive Officer Compensation Disclosure Tables

The following tables disclose information related to the compensation of the Company’s named executive officers. The first table, the Summary Compensation Table, provides a summary of the total compensation for the 2012 fiscal year of the Company’s Chief Executive Officer, Chief Financial Officer and three other most highly compensated executive officers who were serving as executive officers at the end of fiscal year 2012. The tables following the Summary Compensation Table provide additional information about the elements of compensation presented in the Summary Compensation Table, and the pension, deferred compensation and severance benefits of the named executive officers. The tables include an introductory description and extensive explanatory footnotes to help you understand the information shown in the tables.

Summary Compensation Table

The following table summarizes the compensation of the named executive officers. The table shows the base salary, the actual STIP and MVP plan awards and all other compensation awarded to the named executive officers for each fiscal year. The table also shows (i) the grant date value, assuming target level performance, of the LTIP awards granted to the named executive officers at the beginning of each fiscal year and (ii) the grant date value of time-vested retention unit awards. The grant date values may or may not be realized by the NEOs depending on Company performance, the future market value of the Common Stock and the continued employment of the executive. The table includes the change each year in the present value of the Retirement Plan benefit of each named executive officer who is eligible to participate in that plan.

SUMMARY COMPENSATION TABLE FOR FISCAL YEAR ENDED OCTOBER 31, 2012

Name and Principal Position	Year	Salary(1)	Bonus (2)	Stock Awards(3)	Option Awards (4)	Non-Equity Incentive Plan Compensation (5)	Change in Pension Value and Nonqualified Deferred Compensation Earnings(6)	All Other Compensation (7)	Total
Thomas E. Skains Chairman, President and Chief Executive Officer	2012	$816,399	$0	$3,482,097	$0	$677,526	$176,290	$186,121	$5,338,433
	2011	$760,876	$0	$2,173,266	$0	$577,419	$91,271	$179,000	$3,781,832
	2010	$802,139	$0	$1,419,314	$0	$508,182	$67,471	$198,106	$2,995,212
Karl W. Newlin Senior Vice President and Chief Financial Officer	2012	$379,496	$0	$366,749	$0	$267,395	$0	$61,437	$1,075,077
Franklin H. Yoho Senior Vice President - Chief Commercial Operations Officer	2012	$411,304	$0	$393,466	$0	$289,957	$109,901	$73,164	$1,277,792
	2011	$399,441	$0	$657,037	$0	$247,608	$57,494	$66,200	$1,427,780
	2010	$401,671	$0	$426,426	$0	$215,560	$39,361	$80,867	$1,163,885
Kevin M. O’Hara Senior Vice President - Chief Administrative Officer	2012	$352,827	$0	$337,709	$0	$204,571	$240,738	$64,016	$1,199,861
	2011	$342,074	$0	$562,699	$0	$173,926	$118,651	$56,624	$1,253,974
	2010	$346,866	$0	$368,238	$0	$152,847	$84,114	$61,656	$1,013,721
Jane R. Lewis-Raymond Senior Vice President, General Counsel, Corporate Secretary and Chief Compliance and Community Affairs Officer	2012	$334,741	$0	$320,392	$0	$194,111	$65,282	$41,023	$955,549

(1)

The salaries disclosed in the table decreased from 2010 to 2011 because there were fewer payroll dates in 2011.

(2)

Any bonuses included in the “Bonus” column represent sign-on or discretionary bonuses.

(3)

The amounts reported in this column are the aggregate grant date fair values, computed in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 718, Compensation - Stock Compensation (“FASB ASC Topic 718”), of LTIP performance unit awards (excluding the effect of estimated forfeitures) and retention units. The amount included in this column for Mr. Skains for 2012 is the sum of the grant date values of his 2014 LTIP performance award ($1,302,354) and the retention units granted to him on December 15, 2011 ($2,179,743). The amounts included in this column for the name executive officers other than Mr. Skains for 2012 are the grant date values of their 2014 LTIP performance awards. The grant date values of the 2014 LTIP performance awards are based on the target level of performance and the closing market price of the Common Stock on the grant date. If the highest level of performance is achieved, the amounts that will be received with respect to the 2014 LTIP awards (based on the closing market price of the Common Stock on the grant date) are as follows: Mr. Skains, $1,562,812; Mr. Newlin, $440,092; Mr. Yoho, $472,165; Mr. O’Hara, $405,257; and Ms. Lewis-Raymond, $384,470. The grant date values may or may not be realized by the named executive officers depending on Company performance, the future market value of the Common Stock and the continued employment of the executive. See Note 10 of the Company’s audited financial statements for the fiscal year ended October 31, 2012 (included in the Company’s 2012 Annual Report on Form 10-K) for a discussion of the assumptions used in the calculation of these amounts.

(4)

The Company does not currently grant stock options.

(5)

The amounts set forth in this column were earned during fiscal year 2012 and paid in early fiscal year 2013 under the Company’s annual STIP and MVP Plans.

(6)

These amounts represent the increase in the actuarial present value of the officer’s accumulated benefit under the Company’s Retirement Plan.

(7)

See the All Other Compensation Table below.

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The following table shows by category and amount all compensation included in the “All Other Compensation” column for the 2012 fiscal year. Perquisites are comprised of tax preparation services, home security (Mr. Skains only), sporting event tickets and spousal travel and family entertainment.

ALL OTHER COMPENSATION FOR FISCAL YEAR ENDED OCTOBER 31, 2012

Compensation Item	Mr. Skains	Mr. Newlin	Mr. Yoho	Mr. O’Hara	Ms. Lewis-Raymond
Company matching contribution to 401 (k) plan	$12,500	$12,500	$12,500	$12,500	$12,289
Company contribution to the Money Purchase Pension Plan	$0	$15,328	$0	$0	$0
Company contribution to Defined Contribution Restoration Plan	$146,553	$31,213	$52,565	$35,420	$25,088
Insurance premium for Executive Life	$6,661	$272	$3,893	$4,183	$1,380
Reimbursement of tax liability for Executive Life premium(1)	$4,375	$0	$1,591	$1,711	$504
Perquisites (not exceeding $25,000 each)	$16,032	$2,124	$2,615	$10,202	$1,762
TOTALS	$186,121	$61,437	$73,164	$64,016	$41,023
(1) The Company terminated the reimbursement of tax liability for Executive Life premiums effective November 1, 2012.

Grants of Plan-Based Award

The columns in the following table under the heading “Estimated Future Payouts Under Non-Equity Incentive Plan Awards” show the threshold, target and maximum (stretch) incentive awards the named executive officers could have earned under the Company’s annual STIP and MVP plans for fiscal year 2012, based upon the achievement of predetermined performance goals. The actual amounts earned under these plans for fiscal year 2012 are included in the “Non-Equity Incentive Plan Compensation” column of the Summary Compensation Table above. The columns in “Estimated Future Payouts Under Equity Incentive Plan Awards” show the threshold, target and maximum performance units granted under the Company’s ICP for the three year performance period that began on November 1, 2011 and will end on October 31, 2014 (2014 LTIP). The amount in the “All Other Stock Awards: Number of Shares of Stock or Units” column shows the number of retention units awarded to Mr. Skains on December 15, 2011.

GRANTS OF PLAN BASED AWARDS FOR FISCAL YEAR ENDED OCTOBER 31, 2012

Name	Grant Date	Estimated Future Payouts Under Non-Equity Incentive Plan Awards			Estimated Future Payouts Under Equity Incentive Plan Awards(1)			All Other Stock Awards: Number of Shares of Stock or Units (#)(2)	All Other Option Awards: Number of Securities Underlying Options (#)	Exercise or Base Price of Options Awards ($/sh)	Grant Date Fair Value of Stock and Options Awards(3)
		Threshold	Target	Maximum	Threshold (#)	Target (#)	Maximum (#)
Thomas E. Skains	12/15/11	$271,014	$542,028	$813,042	30,926	38,657	46,388	64,700	n/a	n/a	$3,482,097
Karl W. Newlin	12/15/11	$106,952	$213,904	$320,856	8,709	10,886	13,063	0	n/a	n/a	$366,749
Franklin H. Yoho	12/15/11	$115,971	$231,942	$347,913	9,343	11,679	14,015	0	n/a	n/a	$393,466
Kevin M. O’Hara	12/15/11	$81,839	$163,677	$245,516	8,019	10,024	12,029	0	n/a	n/a	$337,709
Jane R. Lewis-Raymond	12/15/11	$77,644	$155,287	$232,931	7,608	9,510	11,412	0	n/a	n/a	$320,392

(1)

The formula to determine the number of units awarded to each participant considers position, base salary and stock price / performance share valuation at the time of award, and the number of months of participation. Each unit awarded is equivalent in value to one share of Common Stock. If performance measures are met, as determined and approved by the Compensation Committee, payouts of the award, in the form of Common Stock and up to 50% cash applied to taxes, will occur at the end of the performance period.

(2)

The amounts in this column represent the retention units granted to Mr. Skains on December 15, 2011. These retention units vest on the following schedule: 20% in December 2014, 30% in December 2015 and 50% in December 2016, provided he is employed by the Company on each vesting date (or if earlier, upon his death or disability). During the vesting period, dividend equivalent units will accrue on the retention units and vest according to the aforementioned vesting schedule. The units are payable in the form of one share of Common Stock for each vested retention unit remaining after payment of withholding taxes.

(3)

This column represents the value of the LTIP performance units (2014 LTIP) at target level of performance as awarded on December 15, 2011, based on the closing price of the Common Stock on the New York Stock Exchange on that date of $33.69. The actual number of LTIP performance units earned will be determined after the end of the three-year performance period ending on October 31, 2014. The amount shown for Mr. Skains represents the sum of the grant date values of the aforementioned LTIP performance units (2014 LTIP) ($1,302,354) and the retention units described in footnote (2) ($2,179,743). The grant date values may or may not be realized by the named executive officers depending on Company performance, the future market value of the Common Stock and the continued employment of the executive.

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Outstanding Equity Awards at Fiscal Year-End

The following table provides information about unearned LTIP performance unit awards and unvested retention units held by the named executive officers on October 31, 2012.

OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END FOR FISCAL YEAR ENDED OCTOBER 31, 2012

Name	Option Awards					Stock Awards
	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested(1)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested(2)
Thomas E. Skains	n/a	n/a	n/a	n/a	n/a	100,222	$3,194,075	38,657	$1,231,999
								32,528	$1,036,667
								43,671	$1,391,795
Karl W. Newlin	n/a	n/a	n/a	n/a	n/a	6,329	$201,705	10,886	$346,937
								8,339	$265,764
								9,800	$312,326
Franklin H. Yoho	n/a	n/a	n/a	n/a	n/a	9,950	$317,107	11,679	$372,210
								9,864	$314,366
								13,121	$418,166
Kevin M. O’Hara	n/a	n/a	n/a	n/a	n/a	8,538	$272,106	10,024	$319,465
								8,434	$268,792
								11,330	$361,087
Jane R. Lewis-Raymond	n/a	n/a	n/a	n/a	n/a	5,550	$176,879	9,510	$303,084
								7,368	$234,818
								8,890	$283,324

(1)

The amounts in this column for all of the named executive officers other than Mr. Skains represent time-vested retention units that were granted on December 15, 2010, multiplied by the closing price of the Common Stock ($31.87) on October 31, 2012. The number of units in each executive’s grant was equal to 25% of the sum of the target performance units awarded to the executive for the LTIP performance periods ending October 31, 2011, 2012 and 2013. The retention units will become fully vested on December 15, 2013, subject to the participant’s continued employment with the Company through that date, or if earlier, upon the participant’s termination of employment with the Company due to the participant’s death or disability. The units will be paid to the participants in the form of shares of the Common Stock for each vested stock unit less units withheld for taxes. No dividends or dividend equivalent payments will be paid or accrued on these units during the vesting period.

The amount reported in this column for Mr. Skains represents the sum of (i) 33,035 time-vested retention units that were granted on December 15, 2010, the terms of which are described in the immediately preceding paragraph, (ii) 64,700 time-vested retention units granted on December 15, 2011, the terms of which are described in footnote (2) to the Grants of Plan Based Awards Table and (iii) 2,487 accrued dividend equivalent units, multiplied by the closing price of the Common Stock on October 31, 2012 ($31.87).

The amounts in this column may or may not be realized by the named executive officers depending on the future market value of the Common Stock and the continued employment of the executive.

(2)

The amounts in this column equal the indicated threshold or target number of performance shares awarded under the ICP for the following performance periods (in descending order) multiplied by the closing price of the Common Stock on October 31, 2012 ($31.87): target number of shares - 2014 LTIP (November 1, 2011 to October 31, 2014); threshold number of shares - 2013 LTIP (November 1, 2010 to October 31, 2013); and threshold number of shares - 2012 LTIP (November 1, 2009 to October 31, 2012). The amounts shown are not necessarily indicative of the amounts that may actually be realized by the individual executives. The actual number of shares earned under the 2012 LTIP for the performance period November 1, 2009 to October 31, 2012 was lower than the threshold number of shares and is shown in the Option Exercises and Stock Vested Table below.

The ICP sets forth the rights of participants, including the named executive officers, to receive an LTIP award upon various termination events. If a participant in the LTIP dies prior to the end of the applicable performance period, the participant’s designated beneficiary will receive the target number of performance shares. In the event a participant in the LTIP becomes disabled prior to the end of the applicable performance period, the participant will receive an award based on the Company’s performance for the full performance period. In the event a participant in the LTIP retires prior to the end of the applicable performance period, the participant will receive an award based on the Company’s performance for the full performance period, prorated to reflect the period of time during which the participant was an active participant during the performance period. In the event of a change-in-control, the target number of any performance shares outstanding upon a change-in-control will become vested and must be paid to the participant within 2½ months after the change-in-control. If a participant’s employment terminates prior to the end of the applicable performance period for any other reason, the participant will not receive any award.

The tables, footnotes and narrative set forth in the section entitled “Post-Employment Benefits” below describe the rights of named executive officers to receive LTIP awards pursuant to their Employment Agreements and Severance Agreements.

Option Exercises and Stock Vested

The following table provides information about the number and value of LTIP performance units earned in fiscal year 2012. These units were earned based on the Company’s performance during the performance period that began on November 1, 2009 and ended on October 31, 2012. The Company issued one share of Common Stock in December 2012 to each named executive officer for each earned LTIP performance unit less up to 50% withheld for taxes.

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OPTION EXERCISES AND STOCK VESTED FOR FISCAL YEAR ENDED OCTOBER 31, 2012

Name	Option Awards(1)		Stock Awards
	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise ($)	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting(2)
Thomas E. Skains	n/a	n/a	27,295	$869,892
Karl W. Newlin	n/a	n/a	6,125	$195,204
Franklin H. Yoho	n/a	n/a	8,201	$261,366
Kevin M. O’Hara	n/a	n/a	7,082	$225,703
Jane R. Lewis-Raymond	n/a	n/a	5,556	$177,070

(1)

The Company does not currently grant stock options.

(2)

The value shown in this table equals the number of performance units earned under the 2012 LTIP multiplied by the closing market price of the Common Stock at the end of the 2012 fiscal year on October 31, 2012 of $31.87. The actual value of the performance units earned by the NEOs was based on the closing market price of the Common Stock on the day before the units were distributed.

Pension Benefits

The following table provides the actuarial present value of the benefit earned by each named executive officer under the Company’s Retirement Plan (other than Mr. Newlin who is not eligible to participate in the Retirement Plan). Mr. Newlin participates in the Company’s Money Purchase Pension Plan. The Company’s contribution to the Money Purchase Pension Plan for the benefit of Mr. Newlin is shown in the All Other Compensation Table above.

PENSION BENEFITS FOR FISCAL YEAR ENDED OCTOBER 31, 2012

Name	Plan Name	Number of Years Credited Service	Present Value of Accumulated Benefit(1)	Payments During Last Fiscal Year
Thomas E. Skains	Retirement Plan	17.5	$705,805	n/a
Karl W. Newlin(2)		n/a	n/a	n/a
Franklin H. Yoho	Retirement Plan	10.5	$353,826	n/a
Kevin M. O’Hara	Retirement Plan	24.5	$915,536	n/a
Jane R. Lewis-Raymond	Retirement Plan	6.3	$160,337	n/a

(1)

The Company’s Retirement Plan covers all full-time employees hired before January 1, 2008 upon attainment of age 21 and completion of one year of service, or attainment of age 30. The full cost of the Retirement Plan is paid by the Company. Benefits under the Retirement Plan are determined by a step-rate formula that utilizes the participant’s covered compensation, final average earnings and credited years of service. Benefits under the Retirement Plan become fully vested prior to normal retirement age upon the completion of five years of service with the Company.

The Retirement Plan benefit amounts represent the actuarial present value of each executive’s accumulated benefit using the same assumptions used by the Company for financial reporting purposes and each executive’s age, length of service and average annual compensation. Note 9 to the Company’s audited financial statements for the fiscal year ended October 31, 2012 (included in the 2012 Annual Report on Form 10-K) describes the valuation assumptions used to calculate the actuarial present value of the Retirement Plan benefits.

(2)

Mr. Newlin is not eligible to participate in the Retirement Plan because he commenced employment after December 31, 2007.

Nonqualified Deferred Compensation

The following table provides information about contributions and earnings credited to the accounts of the named executive officers under the Company’s Defined Contribution Restoration Plan during fiscal year 2012. None of the executive officers contributed to the Company’s Voluntary Deferral Plan during fiscal year 2012.

NONQUALIFIED DEFERRED COMPENSATION FOR FISCAL YEAR ENDED OCTOBER 31, 2012

Name	Executive Contribution in Last FY	Registrant Contributions in Last FY(1)	Aggregate Earnings in Last FY	Aggregate Withdrawals / Distributions	Aggregate Balance at Last FYE(2)
Thomas E. Skains	$0	$146,553	$35,572	$0	$503,435
Karl W. Newlin	$0	$31,213	$3,607	$0	$37,259
Franklin H. Yoho	$0	$52,565	$20,021	$0	$200,484
Kevin M. O’Hara	$0	$35,420	$11,919	$0	$132,264
Jane R. Lewis-Raymond	$0	$25,088	$9,502	$0	$88,540

(1)

The amounts presented in this column represent Company credits to the executive officers’ account under the Defined Contribution Restoration Plan, a supplemental retirement benefit plan that covers officers whose benefits under the tax-qualified Retirement Plan are limited by the Internal Revenue Code limitations. The Company’s credits equal 13% of each participant’s total cash compensation (base salary and annual incentive compensation) that exceeds the Internal Revenue Code compensation limitation that applies to the Company’s tax-qualified Retirement Plans. The limitation was $250,000 for 2012. It is adjusted periodically by the Internal Revenue Service.

(2)

A participant’s account becomes vested after the participant completes five years of service with the Company. All of the named executive officers are fully vested in their accounts other than Mr. Newlin who has completed two years of service with the Company. The vested amount credited to a participant’s account will be distributed to the participant upon separation from service.

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Post-Employment Benefits

The following tables show the benefits the named executive officers would have received (including the vesting of incentive awards that would have occurred) pursuant to each officer’s Employment Agreement and Severance Agreement if they had terminated employment under certain circumstances on October 31, 2012.

For each named executive officer included in the tables, any severance benefits, other than in the event of a change-in-control, are governed by the officer’s Employment Agreement. The term of employment under each Employment Agreement is for one year. The Employment Agreements are automatically extended for successive one-year periods. If written notice from the Company or the officer is delivered to the other party advising the other party that the Employment Agreement is not to be further extended, then the Employment Agreement will be terminated on the first anniversary of the date of notice (second anniversary for Mr. Skains). No extension may allow an Employment Agreement to extend beyond the date of the annual shareholder meeting following the date the officer attains age 65, or such later retirement date as may be approved pursuant to the Company’s Senior Officer Mandatory Retirement Policy as in effect from time to time. Under each Employment Agreement the officer is entitled to a base salary and to participation in any plan relating to incentive compensation, stock options, stock purchase, pension, thrift, profit-sharing, group life insurance, medical coverage, disability coverage, education or other retirement or employee benefits that the Company has adopted, or may from time to time adopt, for the benefit of its executive officers and for employees generally. Each of these officers is also entitled to such customary fringe benefits as are consistent with the normal practices and established policies of the Company. Each Employment Agreement contains a covenant not to compete with the Company or its subsidiaries for the term of the Employment Agreement without the prior written consent of the Company.

Each Employment Agreement will be terminated upon the death or total permanent disability of the officer. Pursuant to the terms of each Employment Agreement, compensation will continue to be paid through the end of the month in which the officer dies. In the case of permanent disability, if the officer is absent from the full-time performance of his duties for six months, the Company may terminate the officer after 30 days’ notice. Upon permanent disability, the officer is entitled to all compensation through 90 days after the date of determination. If the officer is involuntarily terminated other than for cause, the Company will pay all compensation and benefits for 12 months after the effective date of termination or until the officer reaches age 65, whichever is earlier.

The severance benefits shown in the table below for each named executive officer are based on a hypothetical termination date of October 31, 2012 for each of the termination events.

SEVERANCE BENEFITS (TERMINATION NOT DUE TO A CHANGE-IN-CONTROL) FOR FISCAL YEAR ENDED OCTOBER 31, 2012

Termination Events and Related Benefits(1)	Skains	Newlin	Yoho	O’Hara	Lewis-Raymond
Disability
Base salary for 3 months	$205,077	$96,250	$103,261	$88,629	$84,083
MVP for fiscal year ended 10/31/12	$65,167	$30,042	$32,838	$28,164	$26,720
TOTAL	$270,244	$126,292	$136,099	$116,793	$110,803
Involuntary without Cause
Base salary for 12 months	$820,307	$385,000	$413,043	$354,516	$336,330
MVP for fiscal year ended 10/31/12	$65,167	$30,042	$32,838	$28,164	$26,720
Target STIP for fiscal year ending 10/31/13	$492,184	$192,500	$206,522	$141,806	$134,532
Vesting of LTIP performance shares for performance period ending 10/31/13 (assuming target performance)	$1,295,834	$332,213	$392,957	$336,005	$293,523
Welfare benefits for 12 months	$14,636	$13,700	$13,700	$13,616	$2,534
TOTAL	$2,688,128	$953,455	$1,059,060	$874,108	$793,639
ANY OTHER TERMINATION	$0	$0	$0	$0	$0

(1)

All amounts assume an October 31, 2012 termination event and are based on the Company’s closing stock price of $31.87 on that date.

This table does not include amounts to which every participant in the LTIP, STIP and MVP plan, including the named executive officers, would be entitled upon various termination events. Pursuant to the ICP, if a participant in the STIP terminates employment prior to the end of the fiscal year due to death, the participant will receive the target award. In the event a participant in the STIP becomes disabled prior to the end of the fiscal year, the participant will receive an award based on the Company’s performance for the full fiscal year. In the event a participant in the STIP retires prior to the end of the fiscal year, the participant will receive an award based on the Company’s performance for the full fiscal year, prorated to reflect the period of time during which the participant was employed during the fiscal year. If a participant’s employment terminates prior to the end of the fiscal year for any reason other than death, disability, retirement or change-in-control, the participant will not receive any STIP award. If a participant in the MVP plan terminates employment prior to the end of the fiscal year due to death, the participant will receive an award based on target performance, prorated to reflect the period of time during which the participant was employed during the fiscal year. If a participant in the MVP plan becomes disabled prior to the end of the fiscal year, the participant will receive an award based on the Company’s performance for the full fiscal year prorated for any period of disability that extends beyond six months. If a participant in the MVP plan retires prior to the completion of the fiscal year, the participant will receive an award based on the Company’s performance for the full fiscal year, prorated to reflect the period of time during which the participant was employed during the fiscal year. If a participant’s employment terminates prior to the payment date for MVP plan awards for any other reason, the participant will not receive any award. Footnote (2) to the Outstanding Equity Awards at Fiscal Year-End Table describes rights of each participant in the LTIP to receive a distribution of LTIP awards upon various termination events.

For each named executive officer, severance benefits in the event of a change-in-control are governed by the officer’s Severance Agreement and the ICP. Each named executive officer’s Severance Agreement is substantially similar. The agreements automatically renew for successive one-year periods unless either party gives specified prior notice of termination, provided that if a change-in-control of the Company occurs prior to the termination of the agreement, the term expires at the end of the 36th month after the month in which the change-in-control occurs. Under each agreement, during any period following a change-in-control that the officer fails to perform his full-time duties with the Company as a result of incapacity due to physical or mental illness, the Company will pay the officer’s full salary and benefits at the rate in effect at the commencement of that period until the officer’s employment is terminated by the Company for permanent disability. Disability is defined as absence from full-time performance of the executive’s duties for a period of six consecutive months. If the officer’s employment is terminated for any reason following a change-in-control, the Company will pay the officer’s full salary and benefits through the date of termination at the rate in effect immediately prior to the date of termination and will pay the officer’s normal post-termination compensation and benefits as such payments become due, including a lump sum payment of vested, accrued and unpaid vacation pay.

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In addition, the Severance Agreements provide that if an officer is terminated following a change-in-control, other than (i) by the Company for cause, (ii) by reason of death or disability, or (iii) by the officer without good reason, including retirement from the Company, the Company shall (a) pay the officer a lump sum severance payment, in cash, equal to three times the sum of the officer’s then-current annual base salary and target bonus (STIP and MVP plan target opportunities combined) as of the date of termination, and (b) for a three-year period following the date of termination, arrange to provide the officer and his dependents life, disability, accident and health insurance benefits substantially similar to those provided to the officer and dependents immediately prior to the date of termination. Constructive termination is deemed to have occurred if (i) the officer’s employment is terminated by the Company without cause prior to a change-in-control (whether or not a change-in-control ever occurs) and at the request or direction of a person who has entered into an agreement with the Company which, if completed, would constitute a change-in-control, or (ii) the officer terminates employment for good reason prior to a change-in-control (whether or not a change-in-control ever occurs) and the circumstance that constitutes good reason occurs at the request or direction of that person, or (iii) the officer’s employment is terminated by the Company without cause or by the officer for good reason and the termination, or the circumstance that constitutes good reason, is otherwise in connection with or in anticipation of a change-in-control (whether or not a change-in-control ever occurs).

Generally, a change-in-control under the Severance Agreements occurs if any of the following events occurs:

•

Any person becomes the beneficial owner of securities of the Company representing 20% or more of the voting power of the Company’s then outstanding securities; or

•

The following individuals cease for any reason to constitute a majority of the Company’s directors: individuals who, on the date of the Severance Agreements, constitute the Board and any new director whose election by the Board, or nomination for election by the Company’s shareholders, was approved by a vote of at least 2/3 of the directors then still in office who either were directors on the date of the Severance Agreement or whose election or nomination for election was previously so approved; or

•

The Company merges or consolidates with another corporation, other than (i) a merger or consolidation which would result in the voting securities of the Company that are outstanding immediately prior to the merger or consolidation continuing to represent at least 50% of the voting power of the securities of the Company or such surviving entity that are outstanding immediately after the merger or consolidation, or (ii) a merger or consolidation effected to implement a recapitalization of the Company, in which no person becomes the beneficial owner of securities of the Company representing 20% or more of the voting power of the Company’s then outstanding securities; or

•

The shareholders of the Company approve a plan of complete liquidation or dissolution of the Company, or the Company sells or disposes all or substantially all of its assets, other than a sale or disposition of all or substantially all of the Company’s assets to an entity, at least 50% of the voting power of the securities of which are owned by shareholders of the Company in substantially the same proportions as their ownership of the Company immediately prior to such sale.

Please refer to the form of Severance Agreement attached as an exhibit to the Company’s quarterly report on Form 10-Q for the quarter ended July 31, 2007, filed with the Securities and Exchange Commission and available on the Company’s website, for more details.

Pursuant to the ICP, the target number of outstanding LTIP awards and the full amount of the retention unit awards fully vest in the event of a change-in-control of the Company. For the named executive officers, these documents use the same definition of a change-in-control as set forth in their Severance Agreements. That definition is set forth above.

The severance benefits shown in the table below for each named executive officer are based on a hypothetical change-in-control and subsequent qualifying termination event as of October 31, 2012.

PAYMENTS UPON A TERMINATION OF EMPLOYMENT FOLLOWING A CHANGE IN CONTROL FOR FISCAL YEAR ENDED OCTOBER 31, 2012

Executive(1)	Cash Severance(2)	Stock Awards(3)	Welfare Benefits(4)	Totals(5)
Thomas E. Skains	$4,085,129	$7,461,659	$43,908	$11,590,696
Karl W. Newlin	$1,801,800	$1,271,262	$41,100	$3,114,162
Franklin H. Yoho	$1,933,041	$1,604,973	$41,100	$3,579,114
Kevin M. O’Hara	$1,552,780	$1,378,951	$40,848	$2,972,579
Jane R. Lewis-Raymond	$1,473,125	$1,127,624	$7,602	$2,608,352

(1)

All amounts assume a change in control and subsquent qualifying termination event as of October 31, 2012.

(2)

Amounts represent three times the officer’s annual base salary and target bonus opportunity (STIP and MVP combined).

(3)

Amounts represent the vesting of target performance share opportunities for 2012 LTIP, 2013 LTIP and 2014 LTIP awards, based upon the Company’s closing stock price of $31.87 on October 31, 2012, and the vesting of retention units that were granted to all of the named executive officers on December 15, 2010 and to Mr. Skains on December 15, 2011. The retention units granted to Mr. Skains on December 15, 2011 accrue dividend equivalent units during the vesting period, and the amount disclosed for Mr. Skains includes the October 31, 2012 value of those dividend equivalent units.

(4)

Amounts represent three years of life, disability, accident and health insurance benefits.

(5)

Total payments represent amounts received by the officer before the officer’s payment of applicable excise and income taxes.

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COMPENSATION COMMITTEE REPORT

The Compensation Committee has reviewed and discussed the Compensation Discussion and Analysis required by Item 402(b) of Regulation S-K (17 CFR §229.402(b)), set forth above, with management. Based on such review and discussions, the Compensation Committee has recommended to the Board of Directors that the Compensation Discussion and Analysis be included in this Proxy Statement on Schedule 14A and in the Company’s annual report on Form 10-K for the fiscal year ended October 31, 2012.

Submitted by the Compensation Committee.

Frank B. Holding, Jr., Chair

Malcolm E. Everett III

Aubrey B. Harwell, Jr.

Minor M. Shaw

December 12, 2012

EQUITY COMPENSATION PLAN INFORMATION

The following table provides information about Common Stock that may be issued under the Company’s compensation plans, as of October 31, 2012:

Plan category	Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plans
Equity compensation plans approved by security holders(1)	912,172(2)	$0	1,454,225(3)
Equity compensation plans not approved by security holders	N/A	N/A	N/A

(1)

The 2012 LTIP, 2013 LTIP and 2014 LTIP, the retention units awarded in December 2010 (2013 Retention Award) and Mr. Skains’ December 2011 retention award were issued under the Incentive Compensation Plan. The 2012 LTIP vested on October 31, 2012, upon completion of a three-year performance period ending on that day. The 2013 LTIP and 2014 LTIP vest upon completion of three-year performance periods ending October 31, 2013 and October 31, 2014, respectively. If performance measures are met, as determined and approved by the Compensation Committee, payout of each award will occur at the end of the respective performance period. The 2012 LTIP was paid, and the 2013 LTIP and 2014 LTIP are payable, in the form of Common Stock and up to 50% withheld for taxes. All units paid out are valued at the closing market price of Common Stock on the date of Compensation Committee approval of distribution. The stock units under the 2013 Retention Award will become fully vested on December 15, 2013, subject to the participant’s continued employment with the Company through that date, or if earlier, upon the participant’s termination of employment with the Company due to the participant’s death or disability. The units will be paid in the form of Common Stock (one share per unit) and up to 50% withheld for taxes. Units paid out are valued at the closing market price of Common Stock on the day before vesting. Mr. Skains’ retention units will vest on the following schedule, provided Mr. Skains remains employed through each of the vesting dates (or if earlier, upon Mr. Skains’ termination of employment with the Company due to his death or disability): 20% on December 15, 2014, 30% on December 15, 2015 and the remaining 50% on December 15, 2016. During the vesting period, dividend equivalent units will accrue on the retention units and vest according to the same vesting schedule. Upon each vesting date, the number of vested retention units remaining after payment of withholding taxes will be paid to Mr. Skains in the form of one share of Common Stock per retention unit.

(2)

Comprised of unearned shares under the 2012 LTIP, 2013 LTIP and 2014 LTIP that would be distributed if stretch goals were met, and the number of shares that would be awarded under the 2013 Retention Awards and Mr. Skains’ retention award if each award fully vests. The 2012 LTIP vested on November 1, 2012, and the actual number of shares issued was less than would have been distributed if stretch goals were met. The number included for unearned LTIP shares is greater than the number of shares attributable to the 2012 LTIP, 2013 LTIP and 2014 LTIP that are included in the calculation of diluted earnings per share in the 2012 Annual Report on Form 10-K.

(3)

Comprised of 1,211,439 shares available for issuance under the ICP (which includes shares withheld for payment of taxes) and 242,786 shares available for issuance under the Company’s Employee Stock Purchase Plan.

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OTHER BUSINESS

The Board and management do not know of any other matters to be presented at the Annual Meeting. If other matters do properly come before the Annual Meeting, it is intended that the proxy holders named in the accompanying form of proxy will vote the proxies in accordance with their best judgment. The form of proxy confers discretionary authority to take action with respect to any additional matters that may come before the Annual Meeting.

MISCELLANEOUS

The Company’s 2012 Summary Annual Report is available electronically on the Company’s website at www.piedmontng.com in the “For Investors — Financial Information & Reports” section. There you will find instructions for obtaining a paper copy of the 2012 Summary Annual Report.

We respectfully urge you to enter your vote instructions online or by telephone or by completing, signing, dating and mailing a proxy card or voting instruction form. Your prompt response will be appreciated.

By order of the Board of Directors,

Jane R. Lewis-Raymond
Senior Vice President, General Counsel, Corporate Secretary and Chief Compliance and Community Affairs Officer
January 18, 2013

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Piedmont Natural Gas

PIEDMONT NATURAL GAS COMPANY, INC.
4720 PIEDMONT ROW DRIVE
CHARLOTTE, NC 28210

VOTE BY INTERNET - www.proxyvote.com
Go to www.proxyvote.com and follow the on-screen instructions.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717, so that it is received by March 5, 2013 (March 3, 2013 for 401(k) Plan participants).

You may enter your voting instructions by Internet or by phone up until 11:59 P.M. Eastern Time on March 5, 2013 (11:59 P.M. March 3, 2013 for 401(k) Plan participants).

ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS
If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

M51365-P32676 KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

PIEDMONT NATURAL GAS COMPANY, INC.

	For All	Withhold All	For All Except
1. Election of Directors	☐	☐	☐

To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below.

____

Nominees:

01) Dr. Frankie T. Jones, Sr. (Class III director)
02) Ms. Vicki McElreath (Class III director)
03) Mr. Thomas E. Skains (Class III director)
04) Mr. Phillip D. Wright (Class III director)

For address changes and/or comments, please check this box and write them on the back where indicated. ☐

HOUSEHOLDING ELECTION - Please indicate if you consent to receive future annual reports to security holders, proxy statements and other proxy materials, and notices regarding security holder documents in a single package per household. ☐ **Yes** ☐ **No**

Please indicate if you plan to attend this meeting. ☐ **Yes** ☐ **No**

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

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M51366-P32676

PIEDMONT NATURAL GAS COMPANY, INC.

Proxy for Annual Meeting of Shareholders on March 6, 2013
Solicited on Behalf of the Board of Directors

The undersigned hereby appoints Vicki McElreath and Judy Z. Mayo, and each of them, with full power of substitution and power to act alone, as proxies to vote all the shares of Common Stock which the undersigned would be entitled to vote if personally present and acting at the Annual Meeting of Shareholders of Piedmont Natural Gas Company, Inc., to be held March 6, 2013 at 4720 Piedmont Row Drive, Charlotte, North Carolina 28210, and at any adjournments or postponements thereof, as indicated on the reverse side.

In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Annual Meeting. This proxy, when properly executed, will be voted as directed herein by the undersigned shareholder. **If no direction is made, this proxy will be voted FOR ALL NOMINEES in Proposal 1 and FOR Proposals 2 and 3.**

Address Changes/Comments: ____

____

(If you noted any Address Changes/Comments above, please mark corresponding box on the reverse side.)

Continued and to be signed on reverse side